UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The RiceX Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 21, 2005, The RiceX Company, a Delaware corporation (“RiceX”), mailed to its stockholders the following Notice of Hearing Pursuant to Section 25142 of the California Corporations Code in Connection with the Acquisition of The RiceX Company (the “Notice”).

The Notice does not constitute an offer to sell or the solicitation of an offer to buy any of the securities referred to therein.  RiceX intends to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement in connection with the merger transaction described in the Notice.  Stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the merger transaction.  Stockholders may obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.  In addition, stockholders may obtain free copies of these documents filed with the SEC by contacting:  The RiceX Company, Investor Relations, at (916) 933-3000.

RiceX and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of RiceX in connection with the merger transaction.  Information regarding the interests of RiceX’s directors and executive officers in the merger transaction described in the Notice will be included in the proxy statement.

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Filed by The RiceX Company pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended.

BEFORE THE

DEPARTMENT OF CORPORATIONS

OF THE

STATE OF CALIFORNIA

In the Matter of the Application of	)	FILE NO. 506-2580
	)	NOTICE OF HEARING PURSUANT
NUTRACEA,	)	TO SECTION 25142 OF THE
a California Corporation,	)	CALIFORNIA CORPORATIONS
	)	CODE IN CONNECTION WITH THE
for a Permit Authorizing the Sale and Issuance of	)	ACQUISITION OF THE RICEX
Securities Pursuant to Section 25121 of the	)	COMPANY
Corporate Securities Law of 1968, as amended	)
)

TO:                            ALL HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK, OPTIONS TO PURCHASE COMMON STOCK, WARRANTS TO PURCHASE COMMON STOCK, AND ALL OTHER SECURITIES OF THE RICEX COMPANY

ALL HOLDERS OF OUTSTANDING SHARES OF COMMON STOCK, OPTIONS TO PURCHASE COMMON STOCK, WARRANTS TO PURCHASE COMMON STOCK, AND ALL OTHER SECURITIES OF NUTRACEA

NUTRACEA	THE RICEX COMPANY
1261 Hawk’s Flight Court	1241 Hawk’s Flight Court, Suite 103
El Dorado Hills, California 95762	El Dorado Hills, California 95762
Attn: Bradley Edson	Attn: Ike E. Lynch

WEINTRAUB GENSHLEA CHEDIAK SPROUL
400 Capitol Mall, Eleventh Floor
Sacramento, CA 95814
Attn: Christopher Chediak, Esq.
Kevin Kelso, Esq.
Michael De Angelis, Esq.

DOWNEY BRAND LLP	FOLEY & LARDNER LLP
555 Capitol Mall, 10th Floor	2029 Century Park East, Suite 3500
Sacramento, CA 95814	Los Angeles, CA 90067
Attn: Jeffrey M. Koewler, Esq.	Attn: Richard W. Lasater II, Esq.
Robert M. Cloninger, Esq.

NOTICE IS HEREBY GIVEN that on the 12th day of July, 2005, at the hour of 10:00 a.m. of that day (local time), a public hearing will be held before Steven S. Bronson, Senior Corporations Counsel of the State of California, or such Assistant Commissioner or other Corporations Counsel as may be designated, at 71 Stevenson Street, Suite 2100, San Francisco, California 94105, upon the application of NutraCea, a California corporation (“NutraCea”), for a permit authorizing the sale and issuance of its securities pursuant to an application filed on May 16, 2005 (the “Application”).

This notice does not constitute an offer to sell or the solicitation of an offer to buy any of the securities referred to in this notice of hearing.  NutraCea and The RiceX Company intend to file with the Securities and Exchange Commission (“SEC”) and mail to their respective stockholders a proxy statement in connection with the merger transaction described in this notice.  Shareholders are urged to read the proxy statement when it becomes available because it will contain important information about the merger transaction.  Security holders may obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  NutraCea, The RiceX Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NutraCea and The RiceX Company in connection with the merger transaction.  Information regarding the special interests of these directors and executive officers in the merger transaction described herein will be included in the proxy statement.

WHAT IS THE PURPOSE OF THE HEARING?

On April 4, 2005, NutraCea, The RiceX Company, a Delaware corporation (“RiceX”), and Red Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of NutraCea (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”).  Pursuant to the Merger Agreement, NutraCea proposes to acquire RiceX by means of a merger (the “Merger”) of Merger Sub with and into RiceX, with RiceX remaining as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly-owned subsidiary of NutraCea.  Pursuant to the terms and conditions of the Merger Agreement:

•                  each issued and outstanding share of common stock of RiceX (“RiceX Common Stock”) immediately prior to the Effective Time (as defined below), shall be exchanged for a fraction of a share of common stock of NutraCea (“NutraCea Common Stock”) equal to the Exchange Ratio (defined below); and

•                  each unexercised option and warrant to purchase RiceX Common Stock outstanding immediately prior to the Effective Time will be assumed by NutraCea and converted into an option or warrant, as applicable, to purchase a number of shares of NutraCea Common Stock equal to the number of shares of RiceX Common Stock issuable upon exercise of the RiceX option or warrant multiplied by the Exchange Ratio.

The NutraCea securities to be issued in the Merger (“Merger Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration available under Section 3(a)(10) thereof.  The availability of such exemption is contingent upon the issuance of a permit qualifying the issuance of the Merger Securities, such permit to be issued following a public hearing conducted by the California

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Commissioner of Corporations (the “Commissioner”) and a favorable determination of the Commissioner.  For the purpose of obtaining such permit and claiming the exemption under Section 3(a)(10) of the Securities Act, NutraCea has requested a public hearing, conducted under the authority provided in Section 25142 of the California Corporations Code (“California Law”), to pass upon the fairness of the terms and conditions of the Merger as set forth in the Merger Agreement.

BRIEF DESCRIPTION OF THE MATERIAL FEATURES OF THE MERGER

1.                                      Conversion of RiceX Common Stock.  Pursuant to the Merger Agreement, each share of RiceX Common Stock issued and outstanding immediately prior to the Effective Time, other than shares as to which dissenter’s rights are perfected under the General Corporation Law of the State of Delaware (“Delaware Law”), will be, at the Effective Time, canceled and extinguished, and converted automatically into the right to receive a fraction of a share of NutraCea Common Stock equal to the Exchange Ratio (as defined below).

The “Exchange Ratio” is equal to a fraction determined by dividing:  (a) the number of Merger Shares (as defined below) by (b) the fully diluted number of shares of RiceX Common Stock outstanding immediately prior to the Merger, which includes shares of RiceX Common Stock underlying outstanding options and warrants.  “Merger Shares” means 40,083,000 shares of NutraCea Common Stock; provided, however, (i) if the NutraCea Stock Price (defined below) is less than $0.39 but greater than or equal to $0.31, then “Merger Shares” shall mean (A) 40,083,000 shares of NutraCea Common Stock multiplied by (B) $0.39, divided by (C) the NutraCea Stock Price, and (ii) if the NutraCea Stock Price is $0.31 or less, then “Merger Shares” shall mean 50,427,000 shares of NutraCea Common Stock, which equals (x) 40,083,000 multiplied by (y) $0.39 divided by (c) $0.31.  The “NutraCea Stock Price” equals the average of the last reported trading price of one share of NutraCea Common Stock as reported on the OTC Bulletin Board for each of the 30 consecutive trading days ending on the second trading day prior to the Effective Time.

As of May 16, 2005 (the “Application Date”), 36,713,276 shares of RiceX Common Stock were outstanding and 21,509,047 shares of RiceX Common Stock were issuable upon exercise of outstanding RiceX options and warrants.  If RiceX’s capitalization does not change between the Application Date and the Effective Time, all 58,222,321 shares of RiceX Common Stock that are outstanding or underlying outstanding options and warrants would be used to calculate the Exchange Ratio.  However, RiceX intends to amend or terminate warrants to purchase a total of approximately 10,083,262 shares of RiceX Common Stock, which would reduce the number of RiceX shares used in the Exchange Ratio calculation.  RiceX intends to offer these RiceX warrant holders the option of terminating warrants to purchase an aggregate of 6,030,582 of the 10,083,262 shares in exchange for extending the termination date of warrants to purchase 4,052,680 of the 10,083,262 shares.  If these RiceX warrant holders accept this offer, then the fully diluted number of shares of RiceX Common Stock to be used in the Exchange Ratio calculation would be 52,191,739 instead of 58,222,321.

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Summary Exchange Ratio Table

Below is a table that illustrates how the Exchange Ratio and the number of shares of NutraCea Common Stock issuable pursuant to the Merger will vary based upon different NutraCea Stock Prices and whether or not the warrants to purchase a total of 6,030,582 shares of RiceX Common Stock are terminated prior to the Effective Time.  Unless otherwise indicated, the table assumes that RiceX’s and NutraCea’s capitalizations do not change from the Application Date until the Effective Time, which excludes the effect of the Financing Transaction (defined below).

NutraCea Stock Price	Warrants for 6,030,582 Shares of RiceX Common Stock	Exchange Ratio	Shares of NutraCea Common Stock Issued in the Merger	Percent Ownership of NutraCea Common Stock After Merger by RiceX Stockholders

$0.25	Outstanding	0.8661	31,797,775	45.5%
$0.25	Terminated	0.9662	35,471,902	48.2%
$0.31	Outstanding	0.8661	31,797,775	45.5%
$0.31	Terminated	0.9662	35,471,902	48.2%
$0.35	Outstanding	0.7671	28,163,743	42.5%
$0.35	Terminated	0.8558	31,417,970	45.2%
$0.39	Outstanding	0.6884	25,275,154	39.9%
$0.39	Terminated	0.7680	28,195,614	42.5%
$0.50	Outstanding	0.6884	25,275,154	39.9%
$0.50	Terminated	0.7680	28,195,614	42.5%

2.                                      Assumption of RiceX Options and Warrants.  At the Effective Time, each outstanding option and warrant to purchase RiceX Common Stock will cease to represent a right to acquire shares of RiceX Common Stock and will be assumed by NutraCea and converted into an option or a warrant, as applicable, to purchase a number of shares of NutraCea Common Stock equal to the number of shares of RiceX Common Stock issuable upon exercise of the RiceX option or warrant multiplied by the Exchange Ratio and rounded down to the nearest whole number.  After the Effective Time, all other terms of these RiceX options and warrants will be subject to the same terms and conditions to which they were subject prior to the Effective Time.

3.                                      No Issuance of Fractional Shares.  No fractional shares of NutraCea Common Stock will be issued or paid by virtue of the Merger.  In lieu thereof, each holder of RiceX Common Stock that would otherwise be entitled to receive a fraction of a share of NutraCea Common Stock will be entitled to receive from NutraCea an amount of cash, without interest, equal to the product of (a) such fraction, multiplied by (b) the NutraCea Stock Price.

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4.                                      Effective Time of Merger.  Unless the Merger Agreement is earlier terminated pursuant to its terms, the closing of the Merger (the “Closing”) will take place as promptly as practicable, but no later than two (2) business days following satisfaction or waiver of the conditions to closing set forth in Article VII of the Merger Agreement.  The date upon which the Closing actually occurs is referred to as the “Closing Date.”  On the Closing Date, the Merger shall be consummated by the filing of the Certificate of Merger (or like instrument) with the Secretary of State of the State of Delaware, in accordance with the relevant provisions of Delaware Law (the time of acceptance of such filing by the Secretary of State of the State of Delaware being referred to herein as the “Effective Time”).

5.                                      Tax and Accounting Treatment.  The Merger is intended to be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.  The Merger will be accounted for by NutraCea as a purchase transaction.

6.                                      Effect of the Merger; Certificate of Incorporation and Bylaws; Officers and Directors.  The effect of the Merger shall be as provided in the applicable provisions of Delaware Law.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of RiceX and Merger Sub will vest in Surviving Corporation, and all the debts, liabilities and duties of RiceX and Merger Sub will become the debts, liabilities and duties of Surviving Corporation.

At the Effective Time, each of the Certificate of Incorporation and Bylaws of Surviving Corporation shall be amended and restated in their entirety to exactly the same as the Certificate of Incorporation and Bylaws, respectively, of Merger Sub as in effect immediately prior to the Effective Time; provided, however, that the name of the Surviving Corporation shall be changed to “The RiceX Company”.

The initial directors of the Surviving Corporation shall consist of (i) one director designated by NutraCea, (ii) one director designated by RiceX and (iii) one director mutually designated by NutraCea and RiceX.  The officers of NutraCea immediately following the Effective Time shall serve in the same capacities as the initial officers of the Surviving Corporation, until their respective successors are duly appointed.

THE DESCRIPTION OF THE MERGER CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE COPY OF THE MERGER AGREEMENT ATTACHED HERETO AS EXHIBIT A, WHICH IS INCORPORATED HEREIN BY REFERENCE.  REFERENCE SHOULD BE MADE TO THE MERGER AGREEMENT FOR A COMPLETE DESCRIPTION OF THE TERMS OF THE MERGER.

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BRIEF DESCRIPTION OF THE MATERIAL PROVISIONS OF THE MERGER AGREEMENT

1.                                      Representations and Warranties.  The Merger Agreement contains customary representations and warranties from RiceX, Merger Sub and NutraCea.  These representations and warranties will terminate at the Effective Time.  For a more complete description of these representations and warranties, please refer to Articles III and IV of the Merger Agreement, beginning on pages eight and 15 of Exhibit A.

2.                                      Conditions to Closing.  The Merger Agreement provides that the obligations of NutraCea, Merger Sub and RiceX to consummate the Merger are subject to the satisfaction or waiver of certain conditions at or prior to the Effective Time, as set forth in Article VII of the Merger Agreement beginning on page 61 of Exhibit A.

(a)                                  Conditions to Obligation of Each Party to Effect the Merger.  The respective obligations of each party to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(i)                                     the Merger Agreement and the Merger shall have been approved by (A) RiceX stockholders in the manner required under Delaware Law and the Certificate of Incorporation of RiceX and (B) NutraCea shareholders in the manner required under California Law and NutraCea’s Articles of Incorporation;

(ii)                                  no governmental entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger;

(iii)                               the Commissioner shall have approved the terms and conditions of the transactions contemplated by the Merger Agreement, and the fairness of such terms and conditions pursuant to Section 25142 of California Law following a hearing for such purpose, and shall have issued a permit under Section 25121 of California Law;

(iv)                              NutraCea shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state in connection with the issuance of the Merger Securities, unless the failure to obtain such permits and qualifications or to secure such exemptions could not reasonably be expected to have a material adverse effect on NutraCea;

(v)                                 NutraCea’s Bylaws shall authorize NutraCea’s board of directors to consist of seven directors; and

(vi)                              A certificate of amendment to NutraCea’s Articles of Incorporation authorizing 150,000,000 shares of NutraCea Common Stock shall have been approved by NutraCea’s board of directors and shareholders and been filed with and accepted for filing by the Office of the California Secretary of State.

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(b)                                 Conditions to Obligations of RiceX to Effect the Merger.  The obligation of RiceX to effect the Merger shall be subject to the fulfillment at or prior to the Closing of the following additional conditions:

(i)                                     The representations and warranties of NutraCea and Merger Sub contained in the Merger Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or material adverse effect) shall be true and correct as of the date of the Merger Agreement and as of the Effective Time, except where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a material adverse effect on NutraCea;

(ii)                                  NutraCea and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by them on or prior to the Effective Time;

(iii)                               No material adverse effect on NutraCea shall have occurred from the date of the Merger Agreement;

(iv)                              NutraCea shall have cash in an amount exceeding $2,500,000;

(v)                                 NutraCea shall have satisfied the $2.4 million principal plus accrued interest obligation that it incurred in December 2004 in a secured note and warrant financing, and NutraCea shall have no other debt outstanding other than (A) trade payables incurred in the ordinary course of business and (B) legal and investment banking fees incurred by NutraCea in connection with the Merger Agreement and the transactions contemplated thereby;

(vi)                              Holders of no more than 17% of the outstanding shares of NutraCea capital stock shall have exercised, nor shall they have any continued right to exercise, appraisal, dissenters’ or similar rights under applicable law with respect to their shares by virtue of the Merger;

(vii)                           Certain non-material agreements of NutraCea shall have terminated;

(viii)                        Bradley Edson, Patricia McPeak and Margie Adelman each shall have entered into a noncompetition agreement with NutraCea that will be effective until the first anniversary of the Merger;

(ix)                                Certain RiceX warrants to purchase an aggregate of 6,030,582 shares of RiceX Common Stock, which warrants terminate by their terms by no later than October 1, 2005, shall have been terminated, effective prior to or as of the day immediately preceding the date of the Merger; and

(x)                                   Bradley Edson shall be serving as President and Chief Executive Officer of NutraCea.

(c)                                  Conditions to Obligations of NutraCea and Merger Sub to Effect the Merger.  The obligations of NutraCea and Merger Sub to effect the Merger shall be subject to the fulfillment at or prior to the Closing of the following additional conditions:

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(i)                                     The representations and warranties of RiceX contained in the Merger Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or material adverse effect) shall be true and correct as of the date of the Merger Agreement and as of the Effective Time, except where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a material adverse effect on RiceX;

(ii)                                  RiceX shall have performed or complied in all material respects with all agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time;

(iii)                               No material adverse effect on RiceX shall have occurred from the date of the Merger Agreement;

(iv)                              Each of Ike E. Lynch, Todd C. Crow and Daniel L. McPeak, Jr., shall have entered into a noncompetition agreement with NutraCea that will be effective until the first anniversary of the Merger;

(v)                                 Holders of no more than 5% of the outstanding shares of RiceX capital stock shall have exercised, nor shall they have any continued right to exercise, appraisal, dissenters’ or similar rights under applicable law with respect to their shares by virtue of the Merger;

(vi)                              Each of RiceX’s directors and executive officers shall have executed and delivered to NutraCea Affiliate Agreements;

(vii)                           NutraCea shall have been furnished with evidence satisfactory to it that RiceX has obtained the consents, approvals and waivers required under the Merger Agreement;

(viii)                        Subject to certain exceptions, all options to purchase RiceX Common Stock shall contain provisions such that (A) the per share exercise price is at least $0.30 and (B) the shares of stock underlying the options may not be resold for three years following the closing of the Merger without the prior written consent of NutraCea;

(ix)                                Subject to certain exceptions, all warrants to purchase RiceX Common Stock shall contain provisions such that (A) the warrants may only be exercised for cash and (B) the warrants will terminate no later than the third anniversary of the closing of the Merger;

(x)                                   Each of Ike E. Lynch, Todd C. Crow and Daniel L. McPeak, Jr., shall have entered into employment agreements with NutraCea on terms reasonably satisfactory to NutraCea;

(xi)                                Certain employees of RiceX shall have amended their employment agreements with RiceX to, among other things, exclude the Merger from the definition of “change of control” for purposes of determining severance benefits payable under such employment agreements; and

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(xii)                             Five of RiceX’s employees, Todd C. Crow, Ike E. Lynch, Daniel L. McPeak, Jr., Terry H. Miller, and Dennis Ledesma, shall have agreed, effective at the Effective Time, to not sell, transfer, pledge or hypothecate any shares of NutraCea Common Stock held by them until the third anniversary of the closing of the Merger without NutraCea’s prior written consent.

3.                                      Covenants.  NutraCea, Merger Sub and RiceX have agreed, except as otherwise consented to by the other parties, to refrain from certain actions (including, in the case of RiceX, not to solicit or encourage submission of any competing acquisition proposals) and agreed to take certain actions between the date of the Merger Agreement and the Effective Time.  For a more complete description of these covenants, please refer to Articles V and VI of the Merger Agreement, beginning on page 44 of Exhibit A.

4.                                      Termination of the Merger Agreement.  The Merger Agreement contains customary provisions allowing for termination of the Merger Agreement and the Merger, including, without limitation, the following:

(a)                                  Either NutraCea or RiceX may terminate the Merger Agreement at any time prior to the Effective Time of the Merger if any of the following events occurs:

(i)                                     the parties mutually agree to terminate the Merger Agreement;

(ii)                                  the Merger is not completed by December 31, 2005, except that the right to terminate the Merger Agreement under this provision is not available to any party whose breach of the Merger Agreement has been a principal cause of the failure of the Merger to occur on or by December 31, 2005;

(iii)                               a governmental authority has issued a final nonappealable order, decree or ruling or taken any other action, in any case having the effect of permanently enjoining, restraining or prohibiting the Merger; or

(iv)                              the stockholders of RiceX or the shareholders of NutraCea do not approve the Merger Agreement and the Merger, except that the right to terminate the Merger Agreement under this provision is not available to any party where the failure to obtain such approval shall have been caused by the action or failure to act of such party and such action or failure to act constitutes a material breach of the Merger Agreement.

(b)                                 RiceX may terminate the Merger Agreement at any time prior to the Effective Time if any of the following events occurs:

(i)                                     there has been a breach of any representation, warranty or covenant on the part of NutraCea, or any of NutraCea’s representations or warranties has become untrue, such that the corresponding condition to closing the Merger would not be met; provided, however, if the breach or inaccuracy is curable through the exercise of commercially reasonable best efforts, then RiceX may not terminate the Merger Agreement prior to 30 calendar days after written notice of such breach or inaccuracy is given by RiceX to NutraCea and RiceX may not terminate the Merger Agreement on account of such material breach if it has been cured within such 30-day period; or

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(ii)                                  any of the following triggering events occurs:

(A)                              NutraCea’s board of directors withdraws its recommendation in favor of the adoption and approval of the Merger Agreement and the Merger, or modifies or amends its approval of the Merger in a manner adverse to RiceX; or

(B)                                NutraCea fails to include in the proxy statement to be sent to its shareholders in connection with their vote to approve the Merger the recommendation of its board of directors in favor of the adoption and approval of the Merger Agreement or the Merger.

(c)                                  NutraCea may terminate the Merger Agreement at any time prior to the Effective Time if any of the following events occurs:

(i)                                     there has been a breach of any representation, warranty or covenant on the part of RiceX, or any of RiceX’s representations or warranties has become untrue, such that the corresponding condition to closing the Merger would not be met; provided, however, if the breach or inaccuracy is curable through the exercise of commercially reasonable best efforts, then NutraCea may not terminate the Merger Agreement prior to 30 days after written notice of such breach or inaccuracy is given by NutraCea to RiceX and NutraCea may not terminate the Merger Agreement on account of such material breach if it has been cured within such 30-day period; or

(ii)                                  if any of the following triggering events occurs:

(A)                              RiceX’s board of directors withdraws, amends or modifies its recommendation in favor of the adoption and approval of the Merger Agreement or the Merger in a manner adverse to NutraCea;

(B)                                RiceX fails to include in the proxy statement to be sent to its stockholders in connection with their vote to approve the Merger the recommendation of its board of directors in favor of the adoption and approval of the Merger Agreement and the Merger;

(C)                                RiceX’s board of directors or any committee thereof approves or recommends any Acquisition Proposal (as that term is defined in Section 6.5 of the Merger Agreement);

(D)                               any committee of RiceX’s board of directors approves or recommends any Acquisition Proposal, unless the committee would not be able to enter into an agreement with respect to an Acquisition Proposal, or publicly discloses its recommendation of an Acquisition Proposal without the prior approval of RiceX’s board of directors;

(E)                                 RiceX enters into a binding letter of intent or similar agreement accepting an Acquisition Proposal;

(F)                                 if a tender or exchange offer relating to the securities of RiceX is commenced by a person or entity unaffiliated with NutraCea, and RiceX does not send to its stockholders within ten business days after the tender or exchange offer is first commenced a statement disclosing that RiceX recommends rejection of the tender or exchange offer; or

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(G)                                RiceX shall have breached the non-solicitation provisions of the Merger Agreement or the provisions of the Merger Agreement relating to holding the RiceX stockholders’ meeting and recommending approval of the Merger.

For a more complete description of the termination provisions of the Merger Agreement, please refer to Section 8.1 of the Merger Agreement beginning on page 62 of Exhibit A.

5.                                      Termination Fee.  The Merger Agreement requires that NutraCea and RiceX pay the other party a termination fee if the Merger Agreement is terminated for certain reasons.  The termination fees and the termination events requiring payment of such fees include, but are not limited to, the following:

(a)                                  NutraCea and RiceX have to pay the other party a termination fee equal to $200,000 if the Merger Agreement is terminated because its own stockholders did not approve the Merger and the other party’s stockholders approve the Merger.

(b)                                 NutraCea and RiceX have to pay the other party a termination fee equal to $500,000 if NutraCea or RiceX, as applicable, take certain actions contrary to, or in competition with, the Merger and, as a result of that action, the other party terminates the Merger Agreement.

(c)                                  RiceX has agreed to pay to NutraCea a termination fee equal to $200,000 if, at any time during the time period beginning on the date of the Merger Agreement and ending 12 months after the termination of the Merger Agreement, RiceX’s stockholders fail to approve the Merger, and either (i) RiceX enters into a written agreement (other than the Merger Agreement) which provides for an acquisition of RiceX, or (ii) RiceX and/or another person (other than NutraCea), publicly announce their intention or agreement to enter into a written agreement between themselves which provides for an acquisition of RiceX.

For a more complete description of the termination fees applicable to the Merger, please refer to Section 8.3 of the Merger Agreement beginning on page 64 of Exhibit A.

6.                                      Board of Directors of NutraCea Following the Merger.  The Merger Agreement provides that the board of directors of NutraCea after the Effective Time will consist of seven directors, of which three directors will be designated by NutraCea, three directors will be designated by RiceX and one director will be mutually designated by NutraCea and RiceX.  The directors will hold office in accordance with the Articles of Incorporation and Bylaws of NutraCea.  However, the Merger Agreement requires that the board of directors of NutraCea shall use its best efforts to preserve the foregoing NutraCea board composition until the earlier of (i) June 1, 2006 and (ii) the approval for listing of NutraCea Common Stock on The Nasdaq Stock Market or an alternate national securities exchange.

7.                                      Financing.  The Merger Agreement requires that NutraCea satisfy three financial conditions prior to the Merger:  NutraCea must have (a) at least $2,500,000 in cash, (b) satisfied the $2.4 million principal plus accrued interest obligation that it incurred in December 2004 in a note and warrant financing, and (c) no debt outstanding other than trade payables incurred in the ordinary course of business and legal and investment banking fees incurred in connection with the Merger.  In order to satisfy these conditions, NutraCea anticipates that it will need to raise between $5 million

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and $7 million from the sale of NutraCea capital stock (the “Financing Transaction”).  However, NutraCea may raise additional funds in the Financing Transaction.  As long as the NutraCea capital stock issued in the Financing Transaction is not characterized as debt on NutraCea’s balance sheet, NutraCea will not be required to obtain RiceX’s consent to consummate the Financing Transaction.  The ownership percentages of the combined company by the holders of NutraCea Common Stock and RiceX Common Stock prior to the Merger described above do not include the effects of the Financing Transaction on NutraCea’s post-Merger capitalization.  If the Financing Transaction occurs, RiceX’s ownership percentage will decrease.

WHAT ARE THE TAX CONSEQUENCES OF THE MERGER TO RICEX’S STOCKHOLDERS?

The following discussion does not address the tax consequences to non-U.S. holders of RiceX Common Stock.  Accordingly, non-U.S. holders of RiceX Common Stock are strongly urged to consult their own tax adviser as to the tax consequences of the Merger and related transactions to them.  It is intended that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Assuming that the Merger does so qualify, for U.S. federal income tax purposes the following tax consequences generally should apply:

•                  no gain or loss will be recognized by the holders of RiceX Common Stock upon their receipt in the Merger of NutraCea Common Stock in exchange for their shares of RiceX Common Stock, except to the extent of any cash payment that is received by such holders in lieu of fractional shares;

•                  the aggregate tax basis of the NutraCea Common Stock received in the Merger will be the same as the aggregate tax basis in RiceX Common Stock exchanged therefor; and

•                  provided that RiceX Common Stock is held as a capital asset at the time of the Merger, the holding period of the NutraCea Common Stock received in the Merger will include the period for which RiceX Common Stock surrendered in exchange therefor was held.

RiceX stockholders should be aware that no advance ruling from the Internal Revenue Service has been requested.  There can be no assurance that the Internal Revenue Service will treat the Merger as a reorganization.  Accordingly, RiceX stockholders are urged to consult with their own tax advisors regarding the specific tax consequences to them of the Merger and related transactions, including the applicable federal, state, local and foreign tax consequences of the Merger and related transactions.

WILL THERE BE ANY RESTRICTIONS ON THE RESALE OF SHARES ACQUIRED IN THE MERGER?

If the California Department of Corporations issues a permit covering the issuance of NutraCea Common Stock to the RiceX stockholders and the assumption by NutraCea of the options and warrants to purchase RiceX Common Stock, the transaction will be exempt from registration with the Securities Exchange Commission (“SEC”) under Section 3(a)(10) of the Securities Act, and the shares of NutraCea Common Stock will generally be freely tradable on the OTC Bulletin Board without restriction under federal law, except for any restrictions on transfer described below.

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However, to the extent the laws of the states in which RiceX stockholders reside currently place resale restrictions on the shares of RiceX Common Stock, these restrictions will likely continue to apply to the shares of NutraCea Common Stock issued to such RiceX stockholders pursuant to the Merger.  RiceX stockholders are urged to consult with independent counsel regarding whether such restrictions currently exist and will continue to exist following the Merger.  In addition, any shares of NutraCea Common Stock that are issued upon exercise of options or warrants assumed in the Merger will be “restricted stock” (as defined in Rule 144 promulgated under the Securities Act) for purposes of federal securities law unless the issuance of such shares are registered pursuant to a registration statement under the Securities Act.  NutraCea has agreed to file a registration statement on Form S-8 with the SEC to register the issuance of NutraCea Common Stock upon exercise of stock options held by those individuals who are employees and directors of RiceX immediately prior to the Effective Time.

In addition to the restrictions described above, any NutraCea Common Stock issued to affiliates (as defined in the Securities Act) of RiceX may not be sold, transferred, or otherwise disposed of except in accordance with Rule 145 promulgated under the Securities Act.  Rule 145 provides that such sales or transfers of NutraCea Common Stock by affiliates of RiceX within one year of the closing of the Merger may only be made in compliance with the manner of sale, public information and volume limitation requirements of Rule 144 promulgated under the Securities Act.  Pursuant to the Merger Agreement, each executive officer and director of RiceX will enter into an affiliate agreement with NutraCea as of the Effective Time (the “Affiliate Agreement”), whereby each of these RiceX affiliates will agree to dispose of any shares of NutraCea Common Stock such RiceX affiliate receives in connection with the Merger in compliance with applicable securities laws, including Rule 145.

Furthermore, the Merger Agreement provides that NutraCea shall not be obligated to consummate the Merger unless five of RiceX’s employees, Todd C. Crow, Ike E. Lynch, Daniel L. McPeak, Jr., Terry H. Miller, and Dennis Ledesma, have agreed, effective at the Effective Time, to not sell, transfer, pledge or hypothecate any shares of NutraCea Common Stock held by them until the third anniversary of the Closing without NutraCea’s prior written consent.

WHAT ARE THE REASONS FOR THE MERGER?

1.                                       Reasons of NutraCea.  The board of directors of NutraCea has approved the Merger and determined that the Merger is in the best interests of NutraCea and its shareholders.  In reaching its decision to approve the proposed Merger, the board of directors of NutraCea considered a number of factors including, the larger intellectual property portfolio of the combined company, the lower overhead costs that the combined companies will incur, the strength of the combined management team and the fact that the acquisition of RiceX will provide NutraCea with a consistent high-quality supply of stabilized rice bran that will enable NutraCea to offer a wider range of products to a larger market.

In the course of its deliberations during meetings and telephone conferences, NutraCea’s board of directors reviewed with NutraCea’s management a number of additional factors relevant to the Merger, including the strategic overview and prospects for NutraCea, its products and its finances.  NutraCea’s board of directors considered in particular among other matters:

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(i)                                     Information concerning NutraCea’s and RiceX’s respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position;

(ii)                                  The businesses, financial condition and results of operations of NutraCea and RiceX before and after giving effect to the Merger;

(iii)                               The consideration to be paid to RiceX’s stockholders in the Merger;

(iv)                              The fact that the Merger is intended to be a tax-free reorganization for federal income tax purposes; and

(v)                                 The impact of the Merger upon NutraCea’s customers and employees.

NutraCea’s board of directors also considered a number of potentially negative factors in its deliberations concerning the Merger, including, but not limited to:

(i)                                     The risk that the Merger might not be completed in a timely manner or at all; and

(ii)                                  The possibility of management and employee disruption associated with the Merger and integration of the operations of the companies, and the risk that, despite the efforts of the combined company, key management, marketing, technical and administrative personnel might not continue with the combined company.

2.                                       Reasons of RiceX.  The board of directors of RiceX has approved the Merger and determined that the Merger is in the best interests of RiceX and its stockholders. In reaching its decision to approve the proposed Merger, the board of directors of RiceX considered a number of factors including, the larger intellectual property portfolio of the combined company, the lower overhead costs that the combined companies will incur, the strength of the combined management team and the fact that the merger will enable RiceX to leverage its products and technology by combining with NutraCea’s products and technology to provide a more comprehensive source of products in order to reach a larger market.

In the course of its deliberations during meetings and telephone conferences, RiceX’s board of directors reviewed with RiceX’s management a number of additional factors relevant to the Merger, including the strategic overview and prospects for RiceX, its products and its finances.  RiceX’ board of directors considered in particular among other matters:

(i)                                     Information concerning NutraCea’s and RiceX’s respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position;

(ii)                                  The businesses, financial condition and results of operations of NutraCea and RiceX before and after giving effect to the Merger;

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(iii)                               The consideration to be received by RiceX’s stockholders in the Merger;

(iv)                              The fact that the Merger is intended to be a tax-free reorganization for federal income tax purposes; and

(v)                                 The impact of the Merger upon RiceX’s customers and employees.

RiceX’s board of directors also considered a number of potentially negative factors in its deliberations concerning the Merger, including, but not limited to:

(i)                                     The risk that the Merger might not be completed in a timely manner or at all; and

(ii)                                  The possibility of management and employee disruption associated with the Merger and integration of the operations of the companies, and the risk that, despite the efforts of the combined company, key management, marketing, technical and administrative personnel of the Company might not continue with the combined company.

WHAT WILL BE THE EFFECT OF THE MERGER ON THE EXISTING SECURITY HOLDERS OF THE PARTIES TO THE MERGER?

1.                                      NutraCea.  The Merger will not change the rights of the existing shareholders of NutraCea; however, the Merger will diminish NutraCea shareholders’ equity interest in NutraCea because of the increase in the number of shares of NutraCea Common Stock outstanding at the Effective Time.

2.                                      RiceX.  Pursuant to the Merger Agreement, as of the Effective Time, each share of RiceX Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished, and converted automatically into the right to receive a fraction of a share of NutraCea Common Stock.  Please refer to the Summary Exchange Ratio Table set forth above.

3.                                      Merger Sub.  The authorized capital stock of Merger Sub consists of 100 shares of Common Stock, all of which are issued and outstanding and held of record by NutraCea.  At the Effective Time, by virtue of the Merger and without any action on the part of the parties to the Merger Agreement, each share of Common Stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted and exchanged for one share of Common Stock of the Surviving Corporation.

NUMBER OF RECORD HOLDERS OF COMMON STOCK

1.                                      NutraCea.  As of May 11, 2005, NutraCea had 36,249,611 shares of Common Stock outstanding which were held by approximately 178 shareholders of record and a substantially greater number of beneficial holders.

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2.                                      RiceX.  As of May 11, 2005, RiceX had 36,713,276 shares of Common Stock outstanding which were held by approximately 266 shareholders of record and a substantially greater number of beneficial holders.

VOTE REQURED

1.                                      NutraCea.  Under California Law and NutraCea’s Articles of Incorporation, the affirmative vote or consent of the holders of a majority of the shares of NutraCea Common Stock then outstanding will be required to approve the Merger.  NutraCea will provide a proxy statement to the holders of NutraCea Common Stock to approve the Merger and the Merger Agreement at a special shareholder’s meeting to be held as soon as practicable after NutraCea receives its permit pursuant to the Application.

2.                                      RiceX.  Under Delaware Law and RiceX’s Certificate of Incorporation, the affirmative vote or consent of the holders of a majority of the shares of RiceX Common Stock then outstanding will be required to approve the Merger.  RiceX will provide a proxy statement to holders of RiceX Common Stock to approve the Merger and the Merger Agreement at a special stockholder’s meeting to be held as soon as practicable after NutraCea receives its permit pursuant to the Application.

3.                                      Dissenters and Appraisal Rights.

(a)                                  Under Section 262 of Delaware Law, RiceX stockholders may be entitled to appraisal rights with respect to the Merger. Any RiceX stockholder who does not wish to accept the consideration provided in the Merger Agreement and who does not vote in favor of the Merger has the right to demand appraisal of, and to be paid the fair market value for, such stockholder’s shares of RiceX Common Stock.  The Merger Agreement provides that as a condition to NutraCea’s obligation to close the Merger (which may be waived by NutraCea) holders of no more that 5% of the outstanding shares of RiceX Common Stock shall have exercised, nor shall have any continuing right to exercise, dissenters’ rights under applicable law.

(b)                                 Under Chapter 13 of California Law, NutraCea’s shareholders may be entitled to appraisal rights with respect to the Merger. Any NutraCea shareholder who does not vote to approve the Merger or consent thereto and who follows certain procedures may, under certain circumstances, be entitled to exercise dissenters’ rights and receive cash for the “fair value” of such shareholder’s shares of NutraCea Common Stock.  The Merger Agreement provides that as a condition to RiceX’s obligation to close the Merger (which may be waived by RiceX) holders of no more than 17% of the outstanding shares of NutraCea Common Stock shall have exercised, nor shall have any continuing right to exercise, dissenters’ rights under applicable law.

WHAT HAPPENS IF THE MERGER IS APPROVED?

If approved by the security holders of NutraCea and RiceX, the Merger will be consummated in accordance with Delaware Law by filing the Certificate of Merger (or like instrument) with the Secretary of State of the State of Delaware.

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Promptly after the Effective Time, NutraCea will cause its exchange agent to mail to the holders of record of RiceX Common Stock (a) a letter of transmittal and (b) instructions on how to surrender RiceX stock certificates in exchange for NutraCea Common Stock certificates representing the Merger consideration, together with cash, without interest, for fractional shares that they may be entitled to receive under the Merger Agreement.  Upon surrendering their RiceX stock certificates, the letter of transmittal and any other documents required by the exchange agent, the holders of RiceX stock certificates will be entitled to receive a certificate representing that number of whole shares of NutraCea Common Stock which that holder has the right to receive under the Merger Agreement, together with cash in lieu of any fractional NutraCea share to which the holder would otherwise be entitled. Until surrendered to the exchange agent, outstanding RiceX stock certificates will be deemed, from and after the Effective Time, to evidence (i) only the ownership of the number of full shares of NutraCea Common Stock into which such shares of RiceX Common Stock were converted in the Merger and (ii) the right to receive an amount in cash, without interest, in lieu of any fractional shares payable under the Merger Agreement.

BUSINESS OF NUTRACEA

NutraCea is a health science company focused on the development and distribution of products based upon the use of stabilized rice bran and proprietary rice bran formulations.  These products include food supplements and medical foods (known as “nutraceuticals”) which provide health benefits for humans and animals, as well as cosmetics and beauty aids based on stabilized rice bran, rice bran derivatives and rice bran oil.  NutraCea believes that stabilized rice bran products can deliver beneficial physiological effects with fewer of the adverse side effects commonly associated with many prescription drugs.  As a result, NutraCea believes that certain of its products may be used in place of, or as a supplement to, some of the most commonly used pharmaceuticals.  NutraCea has conducted and is currently involved in ongoing clinical trials and third party analyses in order to support the uses for and effectiveness of its products.

Further information regarding NutraCea’s business and operating results and management may be found in NutraCea’s public filings with the SEC.  We encourage you to review these documents, which may be located at the SEC’s web site at http://www.sec.gov.

BUSINESS OF RICEX

RiceX manufactures and distributes nutritionally dense foods and food ingredients made from rice bran stabilized through the company’s proprietary technology and processes and is the principle supplier of stabilized rice bran used in NutraCea’s products. RiceX delivers all natural, nutritionally dense stabilized rice bran products.  The RiceX ProcessTM stabilizes rice bran, which is the portion of the rice kernel that lies beneath the hull and over the white rice. Rice bran contains over 60% of the nutritional value of rice. However, without stabilization, the nutritional value of rice bran is lost shortly after the milling process. This is due to the lipase-induced rancidity caused by the rice milling process. Consequently, a rich nutrient resource must either be thrown away or disposed of as low value animal feed. The RiceX Process deactivates the lipase enzyme and makes the bran shelf life stable for a minimum of one year.

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Further information regarding RiceX’s business and operating results and management may be found in RiceX’s public filings with the SEC.  We encourage you to review these documents, which may be located at the SEC’s web site at http://www.sec.gov.

BUSINESS OF MERGER SUB

Merger Sub was incorporation by NutraCea in Delaware on March 22, 2005 solely for the purpose of effecting the Merger.  Merger Sub does not conduct any business and shall not survive the Merger.

INTERESTS OF NUTRACEA OFFICERS AND DIRECTORS IN THE MERGER

1.                                      New Chief Executive Officer.  One of the conditions to RiceX consummating the Merger requires that Bradley Edson, the current president of NutraCea, be serving as the president and chief executive officer of NutraCea at the Effective Time.

2.                                      Ownership of RiceX Stock; Family Relationship.  Patricia McPeak, the Chairperson of the Board of Directors and Chief Executive Officer of NutraCea, owns 1,665,870 shares of RiceX Common Stock that will be converted into a right to receive NutraCea Common Stock in the Merger.  In addition, Ms. McPeak is married to Daniel L. McPeak, Sr., the Chairman of the Board of Directors of RiceX.

INTERESTS OF RICEX OFFICERS AND DIRECTORS IN THE MERGER

1.                                      Employment Agreements of Key Employees.  One of the conditions to NutraCea consummating the Merger requires that three of RiceX’s officers, Ike E. Lynch, Todd C. Crow and Daniel L. McPeak, Jr., enter into employment agreements with NutraCea prior to the Effective Time under terms reasonably satisfactory to NutraCea.

2.                                      Option Acceleration.  Each member of RiceX’s board of directors, Kirit S. Kamdar, James C. Lintzenich, Edward L. McMillan, Daniel L. McPeak, Sr. and Steven W. Saunders, holds an option to purchase 50,000 shares of RiceX Common Stock.  The vesting of these options will accelerate as to 100% of the shares in connection with the Closing.

3.                                      Assumption of Indemnification Obligations.  The Merger Agreement provides that following the Merger, NutraCea and RiceX will fulfill and honor all obligations of RiceX pursuant to indemnification provisions under RiceX’s Certificate of Incorporation and Bylaws in effect on the date of the Merger Agreement and that the indemnification provisions contained in RiceX’s Certificate of Incorporation and Bylaws after the Merger will be at least as favorable to the directors and officers of RiceX as those indemnification provisions contained in RiceX’s Certificate of Incorporation and Bylaws prior to the Merger.  In addition, the Merger Agreement provides that after the Merger, NutraCea will provide directors’ and officers’ liability insurance coverage for the directors and officers of RiceX prior to the Merger that is comparable to the directors’ and officers’ liability insurance covering them prior to the Merger.

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WHERE CAN I FIND MORE INFORMATION?

For further information concerning this matter, reference is made to the Application and all papers in connection therewith filed with the California Department of Corporations, 71 Stevenson Street, Suite 2100, San Francisco, California 94105.

WHO CAN ATTEND THE HEARING?

Any interested person may be present at the hearing, and may be, but need not be, represented by legal counsel, and will be given an opportunity to be heard.  Each interested person will be entitled to the issuance of subpoenas to compel the attendance of witnesses and the production of books, documents, and other things by applying to the Department of Corporations, 71 Stevenson Street, Suite 2100, San Francisco, California 94105, Attention: Steven S. Bronson, Esq., if reasonably, properly and timely requested.  If you are interested in said matter, you may appear at said hearing in favor of or in opposition to the granting of such permit.

If you are unable to attend, correspondence regarding the hearing may be directed to the Department of Corporations, 71 Stevenson Street, Suite 2100, San Francisco, California 94105, Attention: Steven S. Bronson, Senior Corporations Counsel.

Dated: June 3, 2005
San Francisco, California
ACTING COMMISSIONER OF CORPORATIONS
Wayne Strumpfer

	By:	/s/ Steven S. Bronson
Steven S. Bronson, Senior Corporations Counsel

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Exhibit A

Agreement and Plan of Merger and Reorganization

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Execution Copy

AGREEMENT AND PLAN OF
MERGER AND REORGANIZATION

By and Among

NUTRACEA,

RED ACQUISITION CORPORATION

and

THE RICEX COMPANY

Dated as of April 4, 2005

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

1.1	Certain Defined Terms
1.2	Certain Additional Defined Terms

ARTICLE II THE MERGER

2.1	The Merger
2.2	Effective Time; Closing
2.3	Effect of the Merger
2.4	Certificate of Incorporation and Bylaws of Surviving Corporation
2.5	Directors and Officers
2.6	Intentionally Deleted
2.7	Effect on Capital Stock
2.8	Dissenting Shares
2.9	Surrender of Certificates
2.10	No Further Ownership Rights in Target Common Stock
2.11	Lost, Stolen or Destroyed Certificates
2.12	Tax Consequences
2.13	Taking of Necessary Action; Further Action

ARTICLE III REPRESENTATIONS AND WARRANTIES OF TARGET

3.1	Organization and Good Standing
3.2	Charter Documents
3.3	Capital Structure
3.4	Subsidiaries
3.5	Authority
3.6	Conflicts
3.7	Consents
3.8	SEC Filings; Financial Statements; Undisclosed Liabilities
3.9	Disclosure Controls and Procedures
3.10	Absence of Certain Changes or Events
3.11	Taxes
3.12	Intellectual Property
3.13	Compliance; Permits; Restrictions
3.14	Litigation
3.15	Brokers’ and Finders’ Fees
3.16	Employee Benefit Plans
3.17	Absence of Liens

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3.18	Labor Matters
3.19	Agreements, Contracts and Commitments
3.20	Target Proxy Statement; Other Filings
3.21	Board Approval
3.22	State Takeover Statutes

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

4.1	Organization and Good Standing
4.2	Charter Documents
4.3	Capital Structure
4.4	Subsidiaries
4.5	Authority
4.6	Conflicts
4.7	Consents
4.8	SEC Filings; Financial Statements; Undisclosed Liabilities
4.9	Disclosure Controls and Procedures
4.10	Absence of Certain Changes or Events
4.11	Taxes
4.12	Intellectual Property
4.13	Compliance; Permits; Restrictions
4.14	Litigation
4.15	Brokers’ and Finders’ Fees
4.16	Employee Benefit Plans
4.17	Absence of Liens
4.18	Labor Matters
4.19	Agreements, Contracts and Commitments
4.20	Parent Proxy Statement; Other Filings
4.21	Board Approval

ARTICLE V CONDUCT PRIOR TO THE EFFECTIVE TIME

5.1	Conduct of Business
5.2	Restricted Conduct

ARTICLE VI ADDITIONAL AGREEMENTS

6.1	Fairness Hearing
6.2	Proxy Statements; Other Filings
6.3	Meetings of Stockholders
6.4	Access to Information; Confidentiality
6.5	No Solicitation

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6.6	Public Disclosure
6.7	Legal Requirements
6.8	Third Party Consents
6.9	Notification of Certain Matters
6.10	Commercially Reasonable Efforts and Further Assurances
6.11	Target Options and Warrants
6.12	Form S-8
6.13	Indemnification
6.14	Target Affiliate Agreement
6.15	Regulatory Filings; Reasonable Efforts
6.16	Noncompetition Agreements
6.17	Employee Matters
6.18	Board of Directors and Executive Officers
6.19	Fairness Opinions

ARTICLE VII CONDITIONS TO THE MERGER

7.1	Conditions to Obligations of Each Party to Effect the Merger
7.2	Additional Conditions to Obligations of Target
7.3	Additional Conditions to the Obligations of Parent and Merger Sub

ARTICLE VIII TERMINATION, AMENDMENT AND WAIVER

8.1	Termination
8.2	Notice of Termination; Effect of Termination
8.3	Fees and Expenses

ARTICLE IX GENERAL PROVISIONS

9.1	Non-Survival of Representations and Warranties
9.2	Notices
9.3	Interpretation
9.4	Counterparts
9.5	Entire Agreement
9.6	Severability
9.7	Other Remedies; Specific Performance
9.8	Governing Law
9.9	Rules of Construction
9.10	Assignment
9.11	Amendment
9.12	Extension; Waiver
9.13	WAIVER OF JURY TRIAL

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INDEX OF EXHIBITS

Exhibit A                Parent Voting Agreement

Exhibit B                Target Voting Agreement

Exhibit C                Target Affiliate Agreement

AGREEMENT AND PLAN OF
MERGER AND REORGANIZATION

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) is made and entered into as of April 4, 2005, by and among NutraCea, a California corporation (“Parent”), Red Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and The RiceX Company, a Delaware corporation (“Target”).

RECITALS

A.            Upon the terms and subject to the conditions set forth in this Agreement and in accordance with Delaware Law (as defined herein), Parent and Target are entering into a business combination transaction pursuant to which Merger Sub will merge with and into Target (the “Merger”), with Target continuing after the Merger as the surviving corporation and a wholly owned subsidiary of Parent.

B.            The Board of Directors of Parent (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Parent and fair to, advisable and in the best interests of, Parent and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has determined to recommend that the shareholders of Parent vote to approve the issuance of shares of Parent Common Stock (as defined herein) to the stockholders of Target pursuant to the terms of the Merger.

C.            The Board of Directors of Target (i) has determined that the Merger is consistent with and in furtherance of the long-term business strategy of Target and fair to, advisable and in the best interests of, Target and its stockholders, (ii) has approved this Agreement, the Merger and the other transactions contemplated by this Agreement and (iii) has determined to recommend the approval of this Agreement and the Merger by the stockholders of Target.

D.            Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Target to enter into this Agreement, certain affiliates of Parent are entering into Voting Agreements, each in substantially the form attached hereto as Exhibit A (collectively, the “Parent Voting Agreements”), and certain affiliates of Target are entering into Voting Agreements, each in substantially the form attached hereto as Exhibit B (collectively, the “Target Voting Agreements” and, together with the Parent Voting Agreements, the “Voting Agreements”).

E.             Parent, Target and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

F.             The parties hereto intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code (as defined herein).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I
DEFINITIONS

1.1           Certain Defined Terms.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)           “Action” or “Actions” means any claim, suit, proceeding, arbitration, inquiry or investigation pending or brought by any Governmental Authority.

(b)           “Affiliate” or “Affiliates” means, with respect to any person, an affiliate of such person within the meaning of Rule 145 promulgated under the Securities Act.

(c)           “California Law” means the General Corporation law of the State of California.

(d)           “COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or any successor statute thereto.

(e)           “Code” means the United States Internal Revenue Code of 1986, as amended, or any successor statute thereto.

(f)            “Code Affiliate” or “Code Affiliates” means, with respect to any person, or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with such person within the meaning of Section 414 of the Code.

(g)           “Delaware Law” means the General Corporation law of the State of Delaware.

(h)           “DOJ” means the United States Department of Justice, or any successor department thereto.

(i)            “DOL” means the United States Department of Labor, or any successor department thereto.

(j)            “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

(k)           “Exchange Act” means the Securities and Exchange Act of 1934, as amended, or any successor statute thereto.

(l)            “Exchange Ratio” means an amount equal to the quotient of (A) the Merger Shares divided by (B) the Fully Diluted Target Share Amount.

(m)          “FTC” means the United States Federal Trade Commission, or any successor agency thereto.

(n)           “Fully Diluted Target Share Amount” shall mean the sum of (i) the number of outstanding shares of Target Common Stock immediately prior to the Effective Time, (ii) the number of shares of Target Common Stock issuable upon exercise of all Target Options and Target Warrants that are outstanding immediately prior to the Effective Time and which do not terminate at or prior to the Effective Time, and (iii) the number of shares of Target Common Stock that are issuable upon conversion or exercise of any Target securities other than Target Options and Target Warrants that are outstanding immediately prior to the Effective Time and which do not terminate at or prior to the Effective Time.

(o)           “GAAP” means United States generally accepted accounting principles.

(p)           “Governmental Authority” means any governmental body, court, administrative agency or commission or other governmental authority or instrumentality.

(q)           “HSR Act” means the Hart-Scott-Antitrust Improvements Act of 1976, as amended, or any successor statute thereto.

(r)            “Intellectual Property” means any or all of the following and all rights in, arising out of, or associated therewith:  (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and data collections and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (viii) any similar or equivalent rights to any of the foregoing anywhere in the world.

(s)           “IRS” means the United States Internal Revenue Service, or any successor agency thereto.

(t)            “Law” or “Laws” means any federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, judgment, decree or other requirement of law.

(u)           “Liability” or “Liabilities” means any and all debts, liabilities and obligations of any type or nature whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, including, without limitation, those arising under any, Action or governmental order and those arising under any contract, agreement, arrangement, commitment or undertaking.

(v)           “Lien” or “Liens” means any lien, security interest, adverse claim, charge, mortgage or other encumbrance.

(w)          “Material Adverse Effect” when used with reference to an entity means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, assets (including intangible assets), capitalization, financial condition or results of operations of such entity and its Subsidiaries taken as a whole; provided, however, that in no event shall (i) a decrease in such entity’s stock price by itself constitute a Material Adverse Effect, or (ii) any change, event, violation, inaccuracy, circumstance or effect that results solely from (A) the public announcement or pendency of the Merger and the other transactions contemplated hereby, (B) changes generally affecting the industry in which such entity currently operates or conducts business, or (C) changes generally affecting the United States economy as a whole in any location where such entity has material operations or sales (which changes, in the case of (B) and (C), do not materially disproportionately affect such entity), constitute a Material Adverse Effect.

(x)            “Merger Shares” shall mean Forty Million Eighty-Three Thousand (40,083,000) shares of Parent Common Stock; provided, however, (i) in the event that the Parent Common Stock Price is less than $0.39 but greater than or equal to $0.31, then “Merger Shares” shall mean the product of (A) Forty Million Eighty-Three Thousand (40,083,000) shares of Parent Common Stock and (B) the quotient obtained by dividing (a) $0.39 by (b) the Parent Common Stock Price, and (ii) in the event that the Parent Common Stock Price is less than $0.31, then “Merger Shares” shall mean the product of (A) Forty Million Eighty-Three Thousand (40,083,000) shares of Parent Common Stock and (B) the quotient obtained by dividing (a) $0.39 by (b) $0.31.

(y)           “Parent Capital Stock” means Parent Preferred Stock and Parent Common Stock.

(z)            “Parent Common Stock” means the Common Stock, no par value, of Parent.

(aa)         “Parent Common Stock Price” shall be the average of the last reported sales price of Parent Common Stock on the OTC Bulletin Board for each of the thirty (30) trading days up to and including the second (2nd) trading day preceding the Closing Date.

(bb)         “Parent Options” shall mean all options to purchase, acquire or otherwise receive shares of Parent Common Stock (whether or not vested) held by current or former employees or directors of or consultants to Target and excluding all Target Warrants and excluding all Parent Warrants and Parent Preferred Stock.

(cc)         “Parent Post-Signing Term Employment Agreements” shall mean employment agreements entered into by Parent from the date of this Agreement through the Closing Date other than at-will employment agreements that are terminable with no contractual severance payments.

(dd)         “Parent Secured Debt Financing” shall mean Parent’s December 22, 2004 secured debt financing in which Parent issued secured promissory notes in the aggregate principal amount of Two Million Four Hundred Thousand ($2,400,000) Dollars.

(ee)         “Parent Stock Plan” means Parent’s 2003 Stock Compensation Plan.

(ff)           “Parent Warrants” means all warrants to purchase, acquire or otherwise receive shares of Parent Capital Stock (whether or not vested) other than Parent Options.

(gg)         “Registered Intellectual Property” means all United States, international and foreign:  (i) patents and patent applications (including provisional applications); (ii) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Authority.

(hh)         “Rule 14(a)-12” means Rule 14(a)-12 promulgated under the Exchange Act.

(ii)           “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto.

(jj)           “SEC” means the United States Securities and Exchange Commission, or any successor agency thereto.

(kk)         “Subsidiary” or “Subsidiaries” means any corporation, limited liability company, general or limited partnership, joint venture, business trust, unincorporated association or other business enterprise or entity controlled by a person, directly or indirectly through one (1) or more intermediaries.

(ll)           “Tax” or “Taxes” means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities relating to taxes, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity.

(mm)       “Target Common Stock” means the Common Stock, par value $0.001 per share, of Target.

(nn)         “Target Employee Options” means all options to purchase Target Common Stock granted pursuant to Target’s Stock Option Plan and held by current employees and directors of Target.

(oo)         “Target Non-Employee Options” means all Target Options other than Target Employee Options.

(pp)         “Target Options” shall mean all options to purchase, acquire or otherwise receive shares of Target Common Stock (whether or not vested) held by current or former employees or directors of or consultants to Target and excluding all Target Warrants.

(qq)         “Target Non-Plan Options” shall mean Target Options other than Target Plan Options.

(rr)           “Target Plan Options” shall mean Target Options granted pursuant to the Target Stock Option Plan.

(ss)         “Target Post-Signing Term Employment Agreements” shall mean any employment agreement entered into by Target from the date of this Agreement through the Closing Date other than at-will employment agreements that are terminable with no contractual severance payments.

(tt)           “Target Stock Option Plan” means Target’s 1997 Stock Option Plan.

(uu)         “Target Warrants” shall mean all warrants to purchase, acquire or otherwise receive shares of Target Common Stock (whether or not vested) other than Target Options.

1.2           Certain Additional Defined Terms.  For all purposes of and under this Agreement, the following terms shall have the respective meanings ascribed thereto in the respective sections of this Agreement set forth opposite each such term below:

Term	Section

Agreement	Preamble
California Permit	6.1
Certificates	2.9(c)
Certificate of Merger	2.2
Chapter 13	2.8(a)
Closing	2.2
Closing Date	2.2
Confidentiality Agreement	6.4(b)
Designated Board Composition	6.18(b)

Dissenting Shares	2.8(a)
Effective Time	2.2
Employment Agreement Amendments	6.17(d)
Exchange Agent	2.9(a)
Exchange Fund	2.9(b)
Fairness Hearing	6.1
Indemnified Parties	6.13(a)
Merger	Recitals
Merger Consideration	2.7(a)(i)
Merger Sub	Preamble
Merger Sub Common Stock	2.7(c)
Mutual Designee	6.18(b)
Noncompetition Agreements	6.16
Non-Qualified Target Options	6.11(b)
Non-Qualified Target Warrants	6.11(c)
Other Filings	6.2
Parent	Preamble
Parent Balance Sheet	4.8(b)
Parent Contract	4.19(b)
Parent Designees	6.18(b)
Parent Dissenting Shares	2.8(a)
Parent Employee	4.16(a)
Parent Financial Statements	4.8(b)
Parent Intellectual Property	4.12(a)(i)
Parent Permits	4.13(b)
Parent Plans	4.16(a)
Parent Preferred Stock	4.3(a)
Parent Proxy Statement	6.2
Parent Returns	4.11(a)
Parent Registered Intellectual Property	4.12(a)(ii)
Parent Related Agreements	4.5
Parent Schedules	Article IV
Parent SEC Reports	4.8(a)
Parent Stockholders’ Meeting	6.2
Parent Termination Fee	8.3(c)(i)
Parent Triggering Event	8.1(h)
Parent Voting Agreements	Recitals
Parent’s Rule 14a-12 Filings	4.7
Proxy Statements	6.2
Qualified Target Options	6.11(b)
Qualified Target Warrants	6.11(c)
Resale Restriction Agreements	6.17(d)
Sarbanes-Oxley Act	3.8(e)
Section 262	2.8(a)
Surviving Corporation	2.1
Target	Preamble

Target Acquisition	8.3(b)(v)
Target Acquisition Proposal	6.5(b)
Target Acquisition Transaction	6.5(b)
Target Affiliate	6.14
Target Affiliate Agreements	6.14
Target Balance Sheet	3.8(b)
Target Contract	3.19(b)
Target Designees	6.18(b)
Target Dissenting Shares	2.8(a)
Target Employee	3.16(a)
Target Financial Statements	3.8(b)
Target Intellectual Property	3.12(a)(i)
Target Permits	3.13(b)
Target Plans	3.16(a)
Target Preferred Stock	3.3(a)
Target Proxy Statement	6.2
Target Related Agreements	3.5
Target Registered Intellectual Property	3.12(a)(ii)
Target Returns	3.11(a)
Target Schedules	Article III
Target SEC Reports	3.8(a)
Target Stockholders’ Meeting	6.2
Target Superior Offer	6.5(b)
Target Termination Fee	8.3(b)(i)
Target Triggering Event	8.1(g)
Target Voting Agreements	Recitals
Target’s Rule 14a-12 Filings	3.7
Voting Agreements	Recitals

ARTICLE II
THE MERGER

2.1           The Merger.  At the Effective Time (as defined in Section 2.2 hereof) and upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law, Merger Sub shall be merged with and into Target, the separate corporate existence of Merger Sub shall cease and Target shall continue as the surviving corporation of the Merger.  As the surviving corporation after the Merger, Target is hereinafter sometimes referred to as the “Surviving Corporation.”

2.2           Effective Time; Closing.  Upon the terms and subject to the conditions set forth in this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the time of such filing (or such later time as may be agreed upon in writing by the parties hereto and specified in the Certificate of Merger) being referred to herein as the “Effective Time”) as soon as practicable on or after the Closing Date (as defined below).

The closing of the Merger (the “Closing”) shall take place at the offices of Weintraub Genshlea Chediak Sproul, Professional Corporation, 400 Capitol Mall, Eleventh Floor, Sacramento, California 95814, at a time and date to be specified by the parties hereto, which time and date shall be no later than the second (2nd) business day after the satisfaction or waiver of the conditions set forth in Article VII hereof, or at such other location, time and date as the parties hereto shall mutually agree in writing (the date upon which the Closing actually occurs being referred to herein as the “Closing Date”).

2.3           Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all of the property, rights, privileges, powers and franchises of Target and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Target and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

2.4           Certificate of Incorporation and Bylaws of Surviving Corporation.

(a)           Certificate of Incorporation.  The Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended in accordance with Delaware Law and the terms of such Certificate of Incorporation; provided, however, that the name of the Surviving Corporation shall be changed to “The RiceX Company”.

(b)           Bylaws.  The Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with Delaware Law, the Certificate of Incorporation of the Surviving Corporation and such Bylaws.

2.5           Directors and Officers.  The initial directors of the Surviving Corporation shall consist of (i) one (1) director designated by Parent, (ii) one (1) director designated by Target and (iii) one director mutually designated by Parent and Target.  Parent and Target hereby agree that David Bensol may serve as the mutually designated director.  The officers of Parent immediately following the Effective Time shall serve in the same capacities as the initial officers of the Surviving Corporation, until their respective successors are duly appointed.

2.6           Intentionally Deleted.

2.7           Effect on Capital Stock.  On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Target, Merger Sub, or the holders of any of the following securities, the following shall occur:

(a)           Target Common Stock.

(i)            Each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Target Common Stock to be canceled pursuant to Section 2.7(a)(ii) hereof and any shares of Target Common Stock that are “Target Dissenting Shares” as defined in Section 2.8(a) below) shall be canceled and extinguished and automatically converted (subject to Sections 2.7(a)(iii) and Section 2.7(a)(iv) hereof) into the right to receive a fraction of a share of Parent Common Stock equal to the Exchange Ratio (such shares of Parent Common Stock, and any cash paid in lieu of fractional shares pursuant to Section 2.7(a)(iv), being collectively referred to herein as the “Merger Consideration”), upon the surrender of the certificate representing such share of Target Common Stock in the manner provided in Section 2.9 hereof (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.11 hereof).

(ii)           Each share of Target Common Stock held in the treasury of Target, or owned by Parent, Merger Sub or any direct or indirect Subsidiary of Target or Parent immediately prior to the Effective Time, shall be canceled and extinguished without any conversion thereof or any consideration therefor.

(iii)          The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend of securities convertible into Parent Common Stock or Target Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock or Target Common Stock occurring on or after the date hereof and prior to the Effective Time.

(iv)          No fraction of a share of Parent Common Stock shall be issued by virtue of the Merger, but in lieu thereof each holder of shares of Target Common Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock in connection with the Merger (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent an amount of cash (rounded down to the nearest whole cent), without interest, equal to the product obtained by multiplying (x) such fraction, by (y) the Parent Common Stock Price.

(v)           Each of the Exchange Agent (as defined in Section 2.9(a) hereof) and Parent shall be entitled to deduct and withhold from the consideration other wise deliverable in connection with the Merger to any holder or former holder of shares of Target Common Stock such amounts as may be required to be deducted and withheld therefrom under the Code or any other applicable provision of Law.  To the extent that such amounts are so deducted and withheld, such amounts shall be treated for all purposes under this Agreement as having been delivered or otherwise paid to the person to whom such amounts would otherwise have been delivered or paid in connection with the Merger pursuant to this Agreement.

(b)           Target Options and Target Warrants.  Each Target Option and each Target Warrant shall be assumed by Parent in accordance with Section 6.11 hereof.

(c)           Capital Stock of Merger Sub.  Each share of Common Stock, par value $0.001 per share, of Merger Sub (“Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one (1) duly authorized and validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.  Each stock certificate of Merger Sub evidencing ownership of any such shares shall thereafter evidence ownership of shares of capital stock of the Surviving Corporation.

2.8           Dissenting Shares.

(a)           Dissenting Shares Defined.  As used herein, the term “Dissenting Shares” means (i) with respect to shares of the capital stock of Target, any such shares of Target capital stock with respect to which the holder thereof is, at the time in question, potentially entitled to exercise statutory appraisal rights pursuant to the provisions of Section 262 of Delaware Law (“Section 262”), or, pursuant to Chapter 13 of California Law (“Chapter 13”), if applicable, because such holder has not voted such shares in favor of this Agreement or the Merger or consented thereto in writing and has complied in all respects with the provisions of Section 262, or, Chapter 13, if applicable, and has not effectively withdrawn or lost the right to demand relief as a dissenting stockholder under Delaware Law, or, California Law, if applicable, as of the Effective Time (“Target Dissenting Shares”); and (ii) with respect to shares of the capital stock of Parent, any such shares of Parent capital stock with respect to which the holder thereof is, at the time in question, potentially entitled to exercise statutory appraisal rights pursuant to the provisions of Chapter 13 (“Parent Dissenting Shares”). Except as otherwise provided in Section 2.8(b), Target Dissenting Shares shall not be converted into, or represent, the right to receive shares of Parent Common Stock and cash in lieu of fractional shares of Parent Common Stock as provided in Section 2.7 and the holder of such Target Dissenting Shares shall only be entitled to such appraisal rights as are granted to such holder with respect to such holder’s Target Dissenting Shares under Delaware Law and/or California Law, if applicable. Without limiting the provisions of Section 262 or Chapter 13, from and after the Effective Time Dissenting Shares shall not be entitled to vote or to be paid dividends or distributions declared after the Effective Time.

(b)           Change of Status of Target Dissenting Shares.  Notwithstanding the provisions of Section 2.8(a), if any holder of Target Dissenting Shares shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262, or Chapter 13, if applicable, then, as of the later of (i) the Effective Time or (ii) the occurrence of such event, such holder’s Target Dissenting Shares shall automatically be converted into and represent only the right to receive Parent Common Stock and cash in lieu of fractional shares as provided in Section 2.7(a), without interest thereon, upon surrender to Target of the certificate(s) representing such shares in accordance with Section 2.9.

(c)           Target Appraisal Payments. Target shall give Parent (i) prompt written notice of its receipt of any written demand for appraisal in respect of any shares of Target capital stock, withdrawals of such demands and any other instruments relating to the Merger served pursuant to applicable law and received by Target, and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands.  Target shall not, except with the prior written consent of Parent, make any payment with respect to any such demands or offers to settle or settle any such demands.

(d)           Parent Appraisal Payments. Parent shall give Target (i) prompt written notice of its receipt of any written demand for appraisal in respect of any shares of Parent capital stock, withdrawals of such demands and any other instruments relating to the Merger served pursuant to applicable law and received by Parent, and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands.  Parent shall not, except with the prior written consent of Target, make any payment with respect to any such demands or offers to settle or settle any such demands.

2.9           Surrender of Certificates.

(a)           Exchange Agent.  Prior to the Effective Time, Parent shall select Fidelity Transfer Co., Inc. or any other institution reasonably satisfactory to Target to act as the exchange agent (the “Exchange Agent”) for the Merger.

(b)           Parent to Provide Common Stock.  Promptly following the Effective Time, Parent shall make available to the Exchange Agent for exchange in accordance with this Article II, (i) the shares of Parent Common Stock issuable pursuant to Section 2.7(a)(i) hereof in exchange for all outstanding shares of Target Common Stock, (ii) cash in an amount sufficient to make all cash payments required to be made pursuant to Section 2.7(a)(iv) hereof in lieu of issuing fractional shares of Parent Common Stock in connection with the Merger, and (iii) any dividends or other distributions to which holders of shares of Target Common Stock may be entitled pursuant to Section 2.9(d) hereof (such cash, shares of Parent Common Stock, cash in lieu of fractional shares and dividends and such other distributions being referred to herein as the “Exchange Fund”).

(c)           Exchange Procedures.  Promptly following the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (“Certificates”) which immediately prior to the Effective Time represented outstanding shares of Target Common Stock whose shares were converted into the right to receive shares of Parent Common Stock pursuant to Section 2.7(a)(i), the right to receive cash in lieu of any fractional shares pursuant to Section 2.7(a)(iv) hereof and any dividends or other distributions pursuant to Section 2.9(d) hereof, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent and Target may reasonably specify), and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration payable in respect of such Certificates and any dividends or other distributions pursuant to Section 2.9(d) hereof.  Upon the surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor the Merger Consideration payable in respect of such Certificates and any dividends or other distributions payable pursuant to Section 2.9(d) hereof, and the Certificates so surrendered shall forthwith be canceled.  Until so surrendered, outstanding Certificates shall be deemed from and after the Effective Time, for all corporate purposes, subject to the terms of Section 2.9(d) hereof as to the payment of dividends, to evidence only the right to receive Merger Consideration payable in respect of the shares of Target Common Stock formerly represented thereby pursuant to the terms of this Article II, and any dividends or distributions payable pursuant to Section 2.9(d) hereof.

(d)           Distributions With Respect to Unexchanged Shares.  No dividends or other distributions declared or made after the date hereof with respect to Parent Common Stock with a record date after the Effective Time shall be paid to any holders of any unsurrendered Certificates with respect to the shares of Parent Common Stock represented thereby until the holders of record of such Certificates shall surrender such Certificates in accordance with Section 2.9(d) hereof.  Subject to applicable law, following the surrender of any such Certificates, the Exchange Agent shall deliver to the record holders thereof, without interest, the amount of any such dividends or other distributions with a record date after the Effective Time payable with respect to such whole shares of Parent Common Stock.

(e)           Transfers of Ownership.  If certificates for shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition to the issuance thereof that (i) the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer, (ii) the persons requesting such exchange will have paid to Parent or any agent designated by Parent any transfer or other taxes required by reason of the issuance of certificates for shares of Parent Common Stock in any name other than that of the registered holders of the Certificates surrendered, or established to the satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable, and (iii) Parent shall have received, as reasonably requested by Parent, (a) written assurances regarding federal and state securities law compliance and (b) written agreements requiring any transferee of such shares to be bound by any agreements with Target to which the transferor of such shares is bound.

(f)            No Liability.  Notwithstanding anything to the contrary set forth in this Section 2.9, neither the Exchange Agent, Parent, the Surviving Corporation nor any other party hereto shall be liable to a holder of shares of Parent Common Stock or Target Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(g)           Distribution of Exchange Fund to Parent.  Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates on the date that is six (6) months after the Effective Time shall be delivered to Parent upon demand, and any holders of shares of Target Common Stock prior to the Merger who have not theretofore surrendered their Certificates evidencing such shares of Target Common Stock for exchange pursuant to this Section 2.9 shall thereafter look for payment of the Merger Consideration payable in respect of the shares of Target Common Stock evidenced by such Certificates solely to Parent, as general creditors thereof, for any claim to the applicable Merger Consideration to which such holders may be entitled pursuant to this Article II.

2.10         No Further Ownership Rights in Target Common Stock.  The Merger Consideration issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Target Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Target Common Stock which were outstanding immediately prior to the Effective Time.  If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

2.11         Lost, Stolen or Destroyed Certificates.  In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock, cash for fractional shares, if any, as may be required pursuant to Section 2.7(a)(iv) hereof and any dividends or distributions payable pursuant to Section 2.9(d) hereof; provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.12         Tax Consequences.  It is intended by the parties hereto that the Merger constitute a “reorganization” within the meaning of Section 368 of the Code.  In accordance therewith, the parties hereto hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations. None of Parent, Merger Sub or Target shall take any action that is inconsistent with such treatment.

2.13         Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable in order to carry out the purposes and intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Target and Merger Sub, the officers and directors of Parent and the Surviving Corporation (on behalf of the Merger Sub, Target, the Surviving Corporation and otherwise) will take all such lawful and necessary action.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF TARGET

Target hereby represents and warrants to Parent and Merger Sub, subject to (i) the exceptions disclosed in writing in the disclosure letter, dated as of the date hereof, delivered by Target to Parent and Merger Sub concurrently with the execution and delivery hereof (the “Target Schedules”), and (ii) the information set forth in any Target SEC Reports (as defined in Section 3.8(a) hereof) filed by Target with the SEC prior to the date hereof, as follows:

3.1           Organization and Good Standing.  Target and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to conduct business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to have a Material Adverse Effect on Target.

3.2           Charter Documents.  Target has delivered or made available to Parent, or Parent has obtained from Target’s filings with the SEC, a true and complete copy of the Certificate of Incorporation and Bylaws of Target and similar governing charter instruments of each of its material Subsidiaries, each as amended to date, and each such instrument is in full force and effect.  Neither Target nor any of its Subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws or equivalent governing charter instruments.

3.3           Capital Structure.

(a)           As of the date hereof, the authorized capital stock of Target consists of 100,000,000 shares of Target Common Stock and 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Target Preferred Stock”). As of the date hereof, (i) 36,713,274 shares of Target Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) no shares of Target Common Stock were held in treasury by Target or its Subsidiaries, (iii) 10,000,000 shares of Target Common Stock were reserved for issuance under the Target Stock Option Plan, (iv) 10,000,000 shares of Target Common Stock were reserved for issuance and issuable upon the exercise of outstanding Target Plan Options, (v) no shares of Target Common Stock were available for future grant under the Target Option Plan, (vi) 579,000 shares of Target Common Stock were reserved for issuance and issuable upon the exercise of outstanding Target Non-Plan Options, and (vii) 10,930,047 shares of Target Common Stock were reserved for issuance and issuable upon the exercise of outstanding Target Warrants.  Except as set forth in the preceding sentence, as of the date hereof, Target has no shares of capital stock outstanding or securities exercisable or convertible into shares of capital stock of Target outstanding. As of the date hereof, no shares of Target Preferred Stock were issued or outstanding.  There are not any notes or other indebtedness or securities of Target having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which Target stockholders may vote.  Section 3.3(a) of the Target Schedules sets forth the following information with respect to each Target Option and Target Warrant outstanding as of the close of business on April 4, 2005: (i) the name and address of the optionee or warrant holder, as applicable; (ii) whether such security is a Target Plan Option, a Target Non-Plan Option or a Target Warrant; (iii) the number of shares of Target Common Stock subject to such securities; (iv) the exercise price of such securities; (v) the dates on which such securities were was granted; (vi) the applicable vesting schedule; (vii) the dates on which such securities expire, and (viii) whether the holders of such securities are current employees of Target.  Target has made available to Parent accurate and complete copies of (i) the Target Option Plan and the form of all stock option agreements evidencing such Target Plan Options and (ii) forms of each Target Non-Plan Option and Target Warrant. All shares of Target Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which Target is bound obligating Target to accelerate the vesting of any Target Option or Target Warrant as a result of the Merger. All outstanding shares of Target Common Stock, all outstanding Target Options, all outstanding Target Warrants and all outstanding shares of capital stock of each Subsidiary of Target have been issued and granted in compliance in all material respects with all applicable securities laws and other applicable Laws.

(b)           Except for securities Target owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one (1) or more Subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any Subsidiary of Target, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 3.3(a) of the Target Schedules, as of the date hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Target or any of its Subsidiaries is a party or by which it is bound obligating Target or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Target or any of its Subsidiaries or obligating Target or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Except as set forth in Section 3.3(b) of the Target Schedules, as of the date of this Agreement, there are no registration rights and there is, except for the Target Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Target or any of its Subsidiaries is a party or by which they are bound with respect to any equity security of any class of Target or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

3.4           Subsidiaries.  Section 3.4 of the Target Schedules contains a complete and accurate list of each Subsidiary of Target, indicating the jurisdiction of incorporation of each such Subsidiary and Target’s equity interest therein.

3.5           Authority.  Target has all requisite corporate power and authority to enter into this Agreement and the Parent Voting Agreement (collectively, the “Target Related Agreements”), to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by Target of this Agreement and the Target Related Agreements, the performance by Target of its obligations hereunder and thereunder, and the consummation by Target of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Target, subject only to the approval and adoption of this Agreement and the approval of the Merger by the stockholders of Target pursuant to Delaware Law.  A vote of the holders of at least a majority of the outstanding shares of the Target Common Stock is required for the stockholders of Target to approve and adopt this Agreement and approve the Merger.  This Agreement and the Target Related Agreements have been duly executed and delivered by Target and, assuming the due authorization, execution and delivery thereof by Parent and, if applicable, Merger Sub, constitute the valid and binding obligations of Target, enforceable in accordance with their respective terms, subject to (i) the effect of any applicable Laws of general application relating to bankruptcy, reorganization, insolvency, moratorium or other similar Laws affecting creditors’ rights and the relief of debtors generally, and (ii) the effect of rules of law and general principles of equity, including, without limitation, rules of law and general principal of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.6           Conflicts.  The execution and delivery of this Agreement and the Target Related Agreements by Target do not, and the performance by Target of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate the Certificate of Incorporation or Bylaws of Target or the equivalent organizational documents of any of its Subsidiaries, (ii) subject to obtaining the approval and adoption of this Agreement and the approval of the Merger by the stockholders of Target as contemplated by Section 6.3 hereof and obtaining the consents, approvals, orders and authorizations, and making the registrations, declarations and filings, described in Section 3.7 hereof, conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to Target or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair rights of Target or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Target or any of its Subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Target or any of its Subsidiaries is a party or by which Target or any of its Subsidiaries or any of their respective properties and assets are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect would not, in the case of clauses (ii) or (iii) above, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Target.

3.7           Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Target in connection with the execution and delivery by Target of this Agreement and the Target Related Agreements, the performance by Target of its obligations hereunder and thereunder, or the consummation by Target of the transactions contemplated hereby or thereby, except for (i) the filing by Target with the SEC, in accordance with Rule 14a-12, of any communications (“Target’s Rule 14a-12 Filings”) made by Target to its stockholders in connection with obtaining the California Permit (as defined in Section 6.1 hereof), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) the filing of the Target Proxy Statement (as defined in Section 6.2 hereof) with the SEC in accordance with the Exchange Act, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws, including obtaining the California Permit, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the HSR Act and the laws of any foreign country, and (vi) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect on Target or Parent or have a material adverse effect on the ability of the parties to consummate the Merger and the other transactions contemplated by this Agreement in a timely manner.

3.8           SEC Filings; Financial Statements; Undisclosed Liabilities.

(a)           Target has filed all forms, reports and documents required to be filed with the SEC since January 1, 2004.  All such required forms, reports and documents, and all exhibits and schedules thereto and documents incorporated by reference therein, (including those filed by Target after the date hereof) are referred to herein as the “Target SEC Reports.”  Except as set forth on Section 3.8(a) of the Target Schedules, as of their respective dates, the Target SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and (ii) did not at the time each such Target SEC Report was filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  None of the Subsidiaries of Target is required to file any forms, reports or other documents with the SEC.

(b)           Except as set forth on Section 3.8(b) of the Target Schedules, each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Target SEC Reports (including any Target SEC Reports filed by Target after the date hereof until the Closing) (collectively, the “Target Financial Statements”), (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented the consolidated financial position of Target and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Target and its consolidated Subsidiaries for the periods indicated therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.  The balance sheet of Target contained in the Target SEC Reports as of September 30, 2004, is hereinafter referred to as the “Target Balance Sheet.”

(c)           Except as set forth in Section 3.8(c) of the Target Schedules, neither Target nor any of its Subsidiaries has any Liabilities of a nature required to be disclosed on a balance sheet or in the related notes to consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Target and its Subsidiaries taken as a whole, except Liabilities (i) reflected or reserved against in the Target Balance Sheet, or (ii) incurred since the date of the Target Balance Sheet in the ordinary course of business consistent with past practices.

(d)           Target has heretofore furnished to Parent a true and complete copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to forms, reports and documents which previously had been filed by Target with the SEC pursuant to the Securities Act or the Exchange Act.

(e)           The chief executive officer and chief financial officer of Target have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates pursuant to, Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and Target is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

3.9           Disclosure Controls and Procedures.  Since December 31, 2003, Target and each of its Subsidiaries has had in place “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) reasonably designed and maintained to ensure that all information (both financial and non-financial) required to be disclosed by Target in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to Target’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Target required under the Exchange Act with respect to such reports. Target maintains internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.10         Absence of Certain Changes or Events.  Except as required by this Agreement, since the date of the Target Balance Sheet, there has not been:

(a)           any event, occurrence or condition that has had, or would reasonably be expected to have, a Material Adverse Effect on Target;

(b)           any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the capital stock of Target or any of its subsidiaries, or any purchase, redemption or other acquisition by Target of any capital stock of Target or any other securities of Target or any of its subsidiaries, except for repurchases from Target employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements with Target, or any granting of any options, warrants, calls or rights to acquire any shares of capital stock of Target or any other securities of Target;

(c)           any split, combination or reclassification of any of the capital stock of Target or any of its subsidiaries;

(d)           any granting by Target or any of its subsidiaries of any increase in compensation or fringe benefits to any Target employees, or any payment by Target or any of its subsidiaries of any bonus to any Target employees, or any granting by Target or any of its subsidiaries of any increase in severance or termination pay to any Target employees, or any entry by Target or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement with any Target employees (or former Target employees) the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Target of the nature contemplated by this Agreement;

(e)           the entry by Target or any of its subsidiaries into any material licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business, or any amendment or consent with respect to any licensing agreement filed or required to be filed by Target with the SEC;

(f)            any material change by Target in its accounting methods, principles or practices, except as required by concurrent changes in GAAP; or

(g)           any material revaluation by Target of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Target other than in the ordinary course of business.

3.11         Taxes.

(a)           Target and each of its Subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports (“Target Returns”) relating to Taxes required to be filed by Target and each of its Subsidiaries with any Tax authority, except such Returns which are not material to Target. Target and each of its Subsidiaries have paid all Taxes shown to be due on such Returns.

(b)           As of the Effective Time, Target and each of its Subsidiaries will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not material to Target.

(c)           Neither Target nor any of its Subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Target or any of its Subsidiaries, nor has Target or any of its Subsidiaries executed any unexpired waiver of any statute of limitations on, or extending the period for, the assessment or collection of any Tax.

(d)           No audit or other examination of any Return of Target or any of its Subsidiaries by any Tax authority is presently in progress, nor has Target or any of its Subsidiaries been notified of any request for such an audit or other examination.

(e)           No adjustment relating to any Returns filed by Target or any of its Subsidiaries has been proposed in writing formally or informally by any Tax authority to Target or any of its Subsidiaries or any representative thereof.

(f)            Neither Target nor any of its Subsidiaries has any Liability for any material unpaid Taxes which have not been accrued for or reserved on the Target Balance Sheet in accordance with GAAP, which is material to Target, other than any Liability for unpaid Taxes that may have accrued since the date of the Target Balance Sheet in connection with the operation of the business of Target and its Subsidiaries in the ordinary course.

(g)           There is no contract, agreement, plan or arrangement to which Target or any of its Subsidiaries is a party as of the date of this Agreement (including, without limitation, this Agreement), covering any employee or former employee of Target or any of its Subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Target or any of its Subsidiaries is a party or by which Target or any of its Subsidiaries is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

(h)           Neither Target nor any of its Subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Target or any of its Subsidiaries.

(i)            Neither Target nor any of its Subsidiaries is party to or has any obligation under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

(j)            None of the assets of Target or any of its Subsidiaries are tax exempt use property within the meaning of Section 168(h) of the Code.

3.12         Intellectual Property.

(a)           For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(i)            “Target Intellectual Property” means any Intellectual Property that is owned by, or licensed to, Target or any of its Subsidiaries other than Intellectual Property widely available through regular commercial distribution channels at a cost not exceeding Two Thousand Dollars ($2,000) on standard terms and conditions.

(ii)           “Target Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, Target or any of its Subsidiaries.

(b)           Section 3.12(b)(i) of the Target Schedules contains a complete and accurate list of all Target Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Target Registered Intellectual Property has been issued or registered. Section 3.12(b)(ii) of the Target Schedules contains a list of the Target Intellectual Property.

(c)           No Target Intellectual Property or product or service of Target or any of its Subsidiaries is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Target or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Target Intellectual Property.

(d)           Target owns and has good and exclusive title to, or has a valid license to (sufficient for the conduct of its business as currently conducted and as proposed to be conducted), each material item of Target Intellectual Property or other Intellectual Property used by Target free and clear of any Lien (excluding licenses and related restrictions granted in the ordinary course), and Target is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Target and its Subsidiaries, including the sale of any products or the provision of any services by Target and its Subsidiaries.

(e)           Target owns exclusively, and has good title to, all copyrighted works that are Target products or which Target or any of its Subsidiaries otherwise expressly purports to own.

(f)            To the extent that any material Intellectual Property has been developed or created by a third party for Target or any of its Subsidiaries, Target has a written agreement with such third party with respect thereto and Target thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party’s Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

(g)           Neither Target nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Target Intellectual Property, to any third party.

(h)           To the knowledge of Target, the operation of the business of Target and its Subsidiaries as such business is currently conducted, including Target’s and its Subsidiaries’ design, development, manufacture, marketing and sale of the products or services of Target and its Subsidiaries (including products currently under development) has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to the knowledge of Target, constitute unfair competition or trade practices under the laws of any jurisdiction.

(i)            Neither Target nor any of its Subsidiaries has received notice from any third party that the operation of the business of Target or any of its Subsidiaries or any act, product or service of Target or any of its Subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

(j)            To the knowledge of Target, no person has or is infringing or misappropriating any Target Intellectual Property.

(k)           Target and each of its Subsidiaries has taken reasonable steps to protect the rights of Target and its Subsidiaries in their confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Target or any of its Subsidiaries, and, without limiting the foregoing, each of Target and its Subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement in a form substantially similar to Parent’s form of proprietary information/confidentiality agreement, which Parent has provided Target, and all current and former employees and contractors of Target and any of its Subsidiaries have executed such an agreement.

3.13         Compliance; Permits; Restrictions.

(a)           Neither Target nor any of its Subsidiaries is, in any material respect, in conflict with, or in default or violation of (i) any Law, rule, regulation, order, judgment or decree applicable to Target or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Target or any of its Subsidiaries is a party or by which Target or any of its Subsidiaries or any of their respective properties and assets are bound or affected. To the knowledge of Target, no investigation or review by any Governmental Authority is pending or threatened against Target or its Subsidiaries, nor has any Governmental Authority indicated an intention to conduct the same.  There is no material agreement, judgment, injunction, order or decree binding upon Target or any of its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Target or any of its Subsidiaries, any acquisition of material property by Target or any of its Subsidiaries or the conduct of business by Target and any of its Subsidiaries as currently conducted.

(b)           Target and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Authorities which are material to the operation of the business of Target (collectively, the “Target Permits”).  Target and its Subsidiaries are in compliance in all material respects with the terms of the Target Permits.

3.14         Litigation.  As of the date hereof, there are no Actions pending, or as to which Target or any of its Subsidiaries has received any notice of assertion nor, to the knowledge of Target, is there a threatened Action against Target or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect on Target, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by this Agreement.

3.15         Brokers’ and Finders’ Fees.  Target has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, the Merger or any other transactions contemplated by this Agreement.

3.16         Employee Benefit Plans.

(a)           Section 3.16(a) of the Target Schedules contain a complete and accurate list of all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments, agreements or other arrangements (whether or not set forth in a written document and including, without limitation, all “employee benefit plans” within the meaning of Section 3(3) of ERISA) covering any active or former employee, director or consultant of Target (“Target Employee” which shall for this purpose mean an employee of Target or a Code Affiliate of Target), any Subsidiary of Target, or with respect to which Target has or, to its knowledge, may in the future have Liability (collectively, the “Target Plans”).  Target has provided or will make available to Parent prior to the Closing: (i) true and complete copies of all documents embodying each Target Plan including, without limitation, all amendments thereto, all trust documents related thereto, and all material written agreements and contracts relating to each such Target Plan; (ii) the most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Target Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Target Plan; (iv) all IRS determination, opinion, notification and advisory letters relating to each Target Plan; (v) all material correspondence to or from any Governmental Authority relating to each Target Plan; (vi) all forms and related notices required under the COBRA; (vii) the most recent discrimination tests for each Target Plan; (viii) the most recent actuarial valuations, if any, prepared for each Target Plan; (ix) if the Target Plan is funded, the most recent annual and periodic accounting of the Target Plan assets; and (x) all communication to Target Employees relating to any Target Plan and any proposed Target Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules, or other events which would result in any material liability to Target or any Code Affiliate.

(b)           Each Target Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all Laws, including, without limitation, ERISA and the Code, which are applicable to such Target Plans. No Action (excluding claims for benefits incurred in the ordinary course of Target Plan activities) has been brought, or to the knowledge of Target, is threatened, against or with respect to any Target Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Target, threatened by the IRS or the DOL with respect to any Target Plans. All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Target Plans have been timely made or accrued.  Any Target Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. To the knowledge of Target, no condition or circumstance exists giving rise to a material likelihood that any such Target Plan would not be treated as qualified by the IRS.  Target does not have any plan or commitment to establish any new Target Plan, to modify any Target Plan (except to the extent required by applicable Law or to conform any such Target Plan to the requirements of any applicable Law, in each case as previously disclosed to Parent in writing, or as required by the terms of any Target Plan or this Agreement), or to enter into any new Target Plan.  Each Target Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Parent, Target or any of its Code Affiliates (other than ordinary administration expenses).

(c)           Neither Target, any of its Subsidiaries, nor any of their Code Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Target contributed to or been requested to contribute to any “multiemployer plan,” as such term is defined under ERISA. Neither Target, any of its Subsidiaries, nor any officer or director of Target or any of its Subsidiaries is subject to any material Liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA.  No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code and Section 408 of ERISA, has occurred with respect to any Target Plan which could subject Target or its Affiliates to material Liability.

(d)           None of the Target Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable Law, and neither Target nor any of its Subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any Target Employee, former employee, director, consultant or other person, except to the extent required by applicable Law.

(e)           Neither Target nor any of its Subsidiaries is bound by or subject to (and none of its respective properties or assets is bound by or subject to) any arrangement with any labor union. No employee of Target or any of its Subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Target, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Target, threatened labor dispute involving Target or any of its Subsidiaries and any group of its employees nor has Target or any of its Subsidiaries experienced any labor interruptions over the past three (3) years, and Target and its Subsidiaries consider their relationships with their employees to be good. Target is in compliance in all material respects with all applicable material Laws respecting employment, employment practices, terms and conditions of employment and wages and hours.

(f)            Neither the execution and delivery by Target of this Agreement, the performance by Target of its obligations hereunder, nor the consummation by Target of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or Target Employee or any of its Subsidiaries under any Target Plan or otherwise, (ii) increase any benefits otherwise payable under any Target Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.  Section 3.16(f) of the Target Schedules contains a list of all current Target employees and their respective compensation.  Target has provided Parent with true, accurate and complete copies of all (i) employment and consulting agreements with respect to Target’s current employees and consultants and (ii) outstanding employment offer letters.

3.17                           Absence of Liens.  Target and each of its Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its material tangible properties and assets (real, personal and mixed) used in its business, free and clear of any Liens, except (i) Liens reflected in the Target Financial Statements, (ii) Liens for Taxes not yet due and payable, and (iii) such imperfections of title and encumbrances, if any, which are not material to Target.

3.18                           Labor Matters.  There are no controversies pending or, to the knowledge of Target, threatened, between Target or any of its Subsidiaries and any of their respective employees.  As of the date of this Agreement, neither Target nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Target or its Subsidiaries nor does Target know of any activities or proceedings of any labor union to organize any such employees.  As of the date of this Agreement, Target has no knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Target or any of its Subsidiaries.

3.19                           Agreements, Contracts and Commitments.

(a)                                  Neither Target nor any of its Subsidiaries is a party to or is bound by:

(i)                                     any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of the Board of Directors of Target, other than those that are terminable by Target or any of its Subsidiaries on no more than thirty (30) days’ notice without Liability or financial obligation to Target;

(ii)                                  any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(iii)                               any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of products or services in the ordinary course of business;

(iv)                              any agreement, contract or commitment containing any covenant limiting in any respect the right of Target or any of its Subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

(v)                                 any agreement, contract or commitment currently in force relating to the disposition or acquisition by Target or any of its Subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Target has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than its Subsidiaries;

(vi)                              any dealer, distributor, joint marketing or development agreement currently in force under which Target or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which Target or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Target or any of its Subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

(vii)                           any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Target product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Target products, service or technology except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Parent;

(viii)                        any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit; or

(ix)                                any other agreement, contract or commitment that (i) involves the receipt of, or Liabilities to make, payments in excess of Twenty-Five Thousand Dollars ($25,000) or (ii) has a term of greater than one (1) year.

(b)                                 Neither Target nor any of its Subsidiaries, nor to the knowledge of Target, any other party to a Target Contract (as defined below), is in breach, violation or default under, and neither Target nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Target or any of its Subsidiaries is a party or by which Target or any of its Subsidiaries is bound that are required to be disclosed in the Target Schedules pursuant to this Agreement (any such agreement, contract or commitment, a “Target Contract”) in such a manner as would permit any other party to cancel or terminate any such Target Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

3.20                           Target Proxy Statement; Other Filings.  None of the information supplied or to be supplied by Target for inclusion or incorporation by reference in the Target Proxy Statement shall, on the date the Target Proxy Statement is first mailed to the stockholders of Target, at the time of the Target Stockholders’ Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Target Stockholders’ Meeting which has become false or misleading.  The Target Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.  Notwithstanding the foregoing, Target makes no representation or warranty with respect to any information supplied by Parent or Merger Sub which is contained in any of the foregoing documents.

3.21                           Board Approval.  The Board of Directors of Target has, as of the date of this Agreement, (i) determined that the Merger is fair to, advisable and in the best interests of Target and its stockholders, (ii) duly approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and (iii) determined to recommend that the stockholders of Target approve and adopt this Agreement and approve the Merger.

3.22                           State Takeover Statutes.  The Board of Directors of Target has approved the Merger, this Agreement, the Target Related Agreements and the transactions contemplated hereby and thereby, and such approval is sufficient to render inapplicable to the Merger, this Agreement, the Target Related Agreements and the transactions contemplated hereby and thereby the provisions of Section 203 of Delaware Law to the extent, if any, such section is applicable to the Merger, this Agreement, the Target Related Agreements and the transactions contemplated hereby and thereby. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger, this Agreement, the Target Related Agreements or the transactions contemplated hereby and thereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby represent and warrant to Target, subject to (i) the exceptions disclosed in writing in the disclosure letter, dated as of the date hereof, delivered by Parent and Merger Sub to Target concurrently with the execution and delivery hereof (the “Parent Schedules”), and (ii) the information set forth in any Parent SEC Reports (as defined in Section 4.8(a) hereof) filed by Parent with the SEC prior to the date hereof, as follows:

4.1                                 Organization and Good Standing.  Parent and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own, lease and operate its assets and property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to conduct business and in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified and in good standing would reasonably be expected to have a Material Adverse Effect on Parent.

4.2                                 Charter Documents.  Parent has delivered or made available to Target, or Target has obtained from Parent’s filings with the SEC, a true and complete copy of the

Articles of Incorporation and Bylaws of Parent and similar governing charter instruments of each of its material Subsidiaries, each as amended to date, and each such instrument is in full force and effect.  Neither Parent nor any of its Subsidiaries is in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent governing charter instruments.

4.3                                 Capital Structure.

(a)                                  As of the date hereof, the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock and 20,000,000 shares of Preferred Stock, no par value per share (the “Parent Preferred Stock”), of which 3,000,000 shares are designated “Series A Preferred Stock”. As of the date hereof, (i) 36,249,611 shares of Parent Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) no shares of Parent Preferred Stock were issued and outstanding, (iii) no shares of Parent Capital Stock were held in treasury by Parent or its Subsidiaries, (iv) 10,000,000 shares of Parent Common Stock were reserved for issuance under the Parent Stock Plan, (v) no shares of Parent Common Stock were reserved for issuance or issuable upon the exercise of outstanding Parent Options and Parent Warrants that were granted under the Parent Stock Plan, (vi) 94,673 shares of Parent Common Stock were available for future grant under the Parent Stock Plan, (vii) 19,026,514 shares of Parent Common Stock were reserved for issuance and issuable upon the exercise of outstanding Parent Options and Parent Warrants, and (viii) no Parent Warrants were exercisable for Parent Preferred Stock.  Except as set forth in the preceding sentence, as of the date hereof, Parent has no shares of Parent Capital Stock outstanding or securities exercisable or convertible into shares of Parent Capital Stock outstanding.  There are not any notes or other indebtedness or securities of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which Parent stockholders may vote.  Section 4.3(a) of the Parent Schedules sets forth the following information with respect to each Parent Option and Parent Warrant outstanding as of the close of business on April 4, 2005: (i) the name and address of the optionee or warrant holder, as applicable; (ii) whether such security is a Parent Option or a Parent Warrant; (iii) the number of shares of Parent Common Stock subject to such securities; (iv) the exercise price of such securities; (v) the dates on which such securities were was granted; (vi) the applicable vesting schedule; (vii) the dates on which such securities expire, and (viii) whether the holders of such securities are current employees of Parent.  Parent has made available to Parent accurate and complete copies of (i) the Parent Stock Plan and the form of all stock option agreements and warrant agreements evidencing options and warrants granted under the Parent Stock Plan and (ii) each form of Parent Option and Parent Warrant other than Parent Options and Parent Warrants granted under the Parent Stock Plan. All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no commitments or agreements of any character to which Parent is bound obligating Parent to accelerate the vesting of any Parent Option or Parent Warrant as a result of the Merger. All outstanding shares of Parent Capital Stock, all outstanding Parent Options, all outstanding Parent Warrants and all outstanding shares of capital stock of each Subsidiary of Parent have been issued and granted in compliance in all material respects with all applicable securities laws and other applicable Laws.

(b)                                 Except for securities Parent owns free and clear of all liens, pledges, hypothecations, charges, mortgages, security interests, encumbrances, claims, infringements, interferences, options, right of first refusals, preemptive rights, community property interests or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset) directly or indirectly through one (1) or more Subsidiaries, as of the date of this Agreement, there are no equity securities, partnership interests or similar ownership interests of any class of equity security of any Subsidiary of Parent, or any security exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Section 4.3(a) of the Parent Schedules, as of the date hereof, there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Parent or any of its Subsidiaries is a party or by which it is bound obligating Parent or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Parent or any of its Subsidiaries or obligating Parent or any of its Subsidiaries to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. Except as set forth in Section 4.3(b) of the Parent Schedules, as of the date of this Agreement, there are no registration rights and there is, except for the Parent Voting Agreements, no voting trust, proxy, rights plan, antitakeover plan or other agreement or understanding to which Parent or any of its Subsidiaries is a party or by which they are bound with respect to any equity security of any class of Parent or with respect to any equity security, partnership interest or similar ownership interest of any class of any of its Subsidiaries.

4.4                                 Subsidiaries.  Section 4.4 of the Parent Schedules contains a complete and accurate list of each Subsidiary of Parent, indicating the jurisdiction of incorporation of each such Subsidiary and Parent’s equity interest therein.

4.5                                 Authority.  Parent has all requisite corporate power and authority to enter into this Agreement and the Target Voting Agreement (collectively, the “Parent Related Agreements”), to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by Parent of this Agreement and the Parent Related Agreements, the performance by Parent of its obligations hereunder and thereunder, and the consummation by Parent of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of Parent, subject only to the approval and adoption of this Agreement and the approval of the Merger by the stockholders of Parent pursuant to California Law.  A vote of the holders of at least a majority of the outstanding shares of the Parent Common Stock is required for the stockholders of Parent to approve and adopt this Agreement and approve the Merger.  This Agreement and the Parent Related Agreements have been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery thereof by Target and, if applicable, Merger Sub, constitute the valid and binding obligations of Parent, enforceable in accordance with their respective terms, subject to (i) the effect of any applicable Laws of general application relating to bankruptcy, reorganization, insolvency, moratorium or other similar Laws affecting creditors’ rights and the relief of debtors generally, and (ii) the effect of rules of law and general principles of equity, including, without limitation, rules of law and general principal of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.6                                 Conflicts.  The execution and delivery of this Agreement and the Parent Related Agreements by Parent do not, and the performance by Parent of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, (i) conflict with or violate the Articles of Incorporation or Bylaws of Parent or the equivalent organizational documents of any of its Subsidiaries, (ii) subject to obtaining the approval and adoption of this Agreement and the approval of the Merger by the stockholders of Parent as contemplated by Section 6.3 hereof and obtaining the consents, approvals, orders and authorizations, and making the registrations, declarations and filings, described in Section 4.7 hereof,  conflict with or violate any Law, rule, regulation, order, judgment or decree applicable to Parent or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (iii) result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair rights of Parent or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent or any of its Subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries or any of their respective properties and assets are bound or affected, except to the extent such conflict, violation, breach, default, impairment or other effect would not, in the case of clauses (ii) or (iii) above, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

4.7                                 Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Parent in connection with the execution and delivery by Parent of this Agreement and the Parent Related Agreements, the performance by Parent of its obligations hereunder and thereunder, or the consummation by Parent of the transactions contemplated hereby or thereby, except for (i) the filing by Parent with the SEC, in accordance with Rule 14a-12, of any communications (“Parent’s Rule 14a-12 Filings”) made by Parent to its stockholders in connection with obtaining the California Permit (as defined in Section 6.1 hereof), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) the filing of the Parent Proxy Statement (as defined in Section 6.2 hereof) with the SEC in accordance with the Exchange Act, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws, including obtaining the California Permit, (v) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under the HSR Act and the laws of any foreign country, and (vi) such other consents, approvals, orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect on Parent or Target or have a material adverse effect on the ability of the parties to consummate the Merger and the other transactions contemplated by this Agreement in a timely manner.

4.8                                 SEC Filings; Financial Statements; Undisclosed Liabilities.

(a)                                  Parent has filed all forms, reports and documents required to be filed with the SEC since January 1, 2004.  All such required forms, reports and documents, and all exhibits and schedules thereto and documents incorporated by reference therein, (including those filed by Parent after the date hereof) are referred to herein as the “Parent SEC Reports.”  Except as set forth on Section 4.8(a) of the Parent Schedules, as of their respective dates, the Parent SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC promulgated thereunder, and (ii) did not at the time each such Parent SEC Report was filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  None of the Subsidiaries of Parent is required to file any forms, reports or other documents with the SEC.

(b)                                 Except as set forth on Section 4.8(b) of the Parent Schedules, each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (including any Parent SEC Reports filed by Parent after the date hereof until the Closing) (collectively, the “Parent Financial Statements”), (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act), and (iii) fairly presented the consolidated financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of Parent and its consolidated Subsidiaries for the periods indicated therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.  The balance sheet of Parent contained in the Parent SEC Reports as of September 30, 2004, is hereinafter referred to as the “Parent Balance Sheet.”

(c)                                  Except as set forth in Section 4.8(c) of the Parent Schedules, neither Parent nor any of its Subsidiaries has any Liabilities of a nature required to be disclosed on a balance sheet or in the related notes to consolidated financial statements prepared in accordance with GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Parent and its Subsidiaries taken as a whole, except Liabilities (i) reflected in or reserved against the Parent Balance Sheet, or (ii) incurred since the date of the Parent Balance Sheet in the ordinary course of business consistent with past practices.

(d)                                 Parent has heretofore furnished to Target a true and complete copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to forms, reports and documents which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

(e)                                  The chief executive officer and chief financial officer of Parent have made all certifications required by, and would be able to make such certifications as of the date hereof and as of the Closing Date as if required to be made as of such dates pursuant to, Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC, and the statements contained in any such certifications are complete and correct, and Parent is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.

4.9                                 Disclosure Controls and Procedures.  Since December 31, 2003, Parent and each of its Subsidiaries has had in place “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) reasonably designed and maintained to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of Parent required under the Exchange Act with respect to such reports. Parent maintains internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.10                           Absence of Certain Changes or Events.  Except as required by this Agreement, since the date of the Parent Balance Sheet, there has not been:

(a)                                  any event, occurrence or condition that has had, or would reasonably be expected to have, a Material Adverse Effect on Parent;

(b)                                 any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the capital stock of Parent or any of its subsidiaries, or any purchase, redemption or other acquisition by Parent of any capital stock of Parent or any other securities of Parent or any of its subsidiaries, except for repurchases from Parent employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements with Parent, or any granting of any options, warrants, calls or rights to acquire any shares of capital stock of Parent or any other securities of Parent;

(c)                                  any split, combination or reclassification of any of the capital stock of Parent or any of its subsidiaries;

(d)                                 any granting by Parent or any of its subsidiaries of any increase in compensation or fringe benefits to any Parent employees, or any payment by Parent or any of its subsidiaries of any bonus to any Parent employees, or any granting by Parent or any of its subsidiaries of any increase in severance or termination pay to any Parent employees, or any entry by Parent or any of its subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement with any Parent employees (or former Parent employees) the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Parent of the nature contemplated by this Agreement;

(e)                                  the entry by Parent or any of its subsidiaries into any material licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business, or any amendment or consent with respect to any licensing agreement filed or required to be filed by Parent with the SEC;

(f)                                    any material change by Parent in its accounting methods, principles or practices, except as required by concurrent changes in GAAP; or

(g)                                 any material revaluation by Parent of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Parent other than in the ordinary course of business.

4.11                           Taxes.

(a)                                  Parent and each of its Subsidiaries have timely filed all federal, state, local and foreign returns, estimates, information statements and reports (“Parent Returns”) relating to Taxes required to be filed by Parent and each of its Subsidiaries with any Tax authority, except such Returns which are not material to Parent. Parent and each of its Subsidiaries have paid all Taxes shown to be due on such Returns.

(b)                                 As of the Effective Time, Parent and each of its Subsidiaries will have withheld with respect to its employees all federal and state income taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal

Unemployment Tax Act and other Taxes required to be withheld, except such Taxes which are not material to Parent.

(c)                                  Neither Parent nor any of its Subsidiaries has been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Parent or any of its Subsidiaries, nor has Parent or any of its Subsidiaries executed any unexpired waiver of any statute of limitations on, or extending the period for, the assessment or collection of any Tax.

(d)                                 No audit or other examination of any Return of Parent or any of its Subsidiaries by any Tax authority is presently in progress, nor has Parent or any of its Subsidiaries been notified of any request for such an audit or other examination.

(e)                                  No adjustment relating to any Returns filed by Parent or any of its Subsidiaries has been proposed in writing formally or informally by any Tax authority to Parent or any of its Subsidiaries or any representative thereof.

(f)                                    Neither Parent nor any of its Subsidiaries has any Liability for any material unpaid Taxes which have not been accrued for or reserved on the Parent Balance Sheet in accordance with GAAP, which is material to Parent, other than any Liability for unpaid Taxes that may have accrued since the date of the Parent Balance Sheet in connection with the operation of the business of Parent and its Subsidiaries in the ordinary course.

(g)                                 There is no contract, agreement, plan or arrangement to which Parent or any of its Subsidiaries is a party as of the date of this Agreement (including, without limitation, this Agreement), covering any employee or former employee of Parent or any of its Subsidiaries that, individually or collectively, would reasonably be expected to give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, 404 or 162(m) of the Code. There is no contract, agreement, plan or arrangement to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound to compensate any individual for excise taxes paid pursuant to Section 4999 of the Code.

(h)                                 Neither Parent nor any of its Subsidiaries has filed any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as defined in Section 341(f)(4) of the Code) owned by Parent or any of its Subsidiaries.

(i)                                     Neither Parent nor any of its Subsidiaries is party to or has any obligation under any Tax-sharing, Tax indemnity or Tax allocation agreement or arrangement.

(j)                                     None of the assets of Parent or any of its Subsidiaries are tax exempt use property within the meaning of Section 168(h) of the Code.

4.12                           Intellectual Property.

(a)                                  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(i)                                     “Parent Intellectual Property” means any Intellectual Property that is owned by, or exclusively licensed to, Parent or any of its Subsidiaries other than Intellectual Property widely available through regular commercial distribution channels at a cost not exceeding Two Thousand Dollars ($2,000) on standard terms and conditions.

(ii)                                  “Parent Registered Intellectual Property” means all of the Registered Intellectual Property owned by, or filed in the name of, Parent or any of its Subsidiaries.

(b)                                 Section 4.12(b)(i) of the Parent Schedules contains a complete and accurate list of all Parent Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Parent Registered Intellectual Property has been issued or registered.  Section 4.12(b)(ii) of the Parent Schedules contains a list of the Parent Intellectual Property.

(c)                                  No Parent Intellectual Property or product or service of Parent or any of its Subsidiaries is subject to any proceeding or outstanding decree, order, judgment, contract, license, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Parent or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Parent Intellectual Property.

(d)                                 Parent owns and has good and exclusive title to, or has a valid license to (sufficient for the conduct of its business as currently conducted and as proposed to be conducted), each material item of Parent Intellectual Property or other Intellectual Property used by Parent free and clear of any Lien (excluding licenses and related restrictions granted in the ordinary course), and Parent is the exclusive owner of all trademarks and trade names used in connection with the operation or conduct of the business of Parent and its Subsidiaries, including the sale of any products or the provision of any services by Parent and its Subsidiaries.

(e)                                  Parent owns exclusively, and has good title to, all copyrighted works that are Parent products or which Parent or any of its Subsidiaries otherwise expressly purports to own.

(f)                                    To the extent that any material Intellectual Property has been developed or created by a third party for Parent or any of its Subsidiaries, Parent has a written agreement with such third party with respect thereto and Parent thereby either (i) has obtained ownership of, and is the exclusive owner of, or (ii) has obtained a license (sufficient for the conduct of its business as currently conducted and as proposed to be conducted) to all such third party’s Intellectual Property in such work, material or invention by operation of law or by valid assignment, to the fullest extent it is legally possible to do so.

(g)                                 Neither Parent nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Intellectual Property that is or was material Parent Intellectual Property, to any third party.

(h)                                 To the knowledge of Parent, the operation of the business of Parent and its Subsidiaries as such business is currently conducted, including Parent’s and its Subsidiaries’ design, development, manufacture, marketing and sale of the products or services of Parent and its Subsidiaries (including products currently under development) has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or, to the knowledge of Parent, constitute unfair competition or trade practices under the laws of any jurisdiction.

(i)                                     Neither Parent nor any of its Subsidiaries has received notice from any third party that the operation of the business of Parent or any of its Subsidiaries or any act, product or service of Parent or any of its Subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

(j)                                     To the knowledge of Parent, no person has or is infringing or misappropriating any Parent Intellectual Property.

(k)                                  Parent and each of its Subsidiaries has taken reasonable steps to protect the rights of Parent and its Subsidiaries in their confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to Parent or any of its Subsidiaries, and, without limiting the foregoing, each of Parent and its Subsidiaries has and enforces a policy requiring each employee and contractor to execute a proprietary information/confidentiality agreement substantially in the form provided to Target and all current and former employees and contractors of Parent and any of its Subsidiaries have executed such an agreement.

4.13                           Compliance; Permits; Restrictions.

(a)                                  Neither Parent nor any of its Subsidiaries is, in any material respect, in conflict with, or in default or violation of (i) any Law, rule, regulation, order, judgment or decree applicable to Parent or any of its Subsidiaries or by which any of their respective properties and assets are bound or affected, or (ii) any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries or any of their respective properties and assets are bound or affected.  To the knowledge of Parent, no investigation or review by any Governmental Authority is pending or threatened against Parent or its Subsidiaries, nor has any Governmental Authority indicated an intention to conduct the same.  There is no material agreement, judgment, injunction, order or decree binding upon Parent or any of its Subsidiaries which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its Subsidiaries, any acquisition of material property by Parent or any of its Subsidiaries or the conduct of business by Parent and any of its Subsidiaries as currently conducted.

(b)                                 Parent and its Subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals from Governmental Authorities which are material to the operation of the business of Parent (collectively, the “Parent Permits”).  Parent and its Subsidiaries are in compliance in all material respects with the terms of the Parent Permits.

4.14                           Litigation.  As of the date hereof, there are no Actions pending, or as to which Parent or any of its Subsidiaries has received any notice of assertion nor, to the knowledge of Parent, is there a threatened Action against Parent or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect on Parent, or which in any manner challenges or seeks to prevent, enjoin, alter or delay the Merger or any of the other transactions contemplated by this Agreement.

4.15                           Brokers’ and Finders’ Fees.  Parent has not incurred, nor will it incur, directly or indirectly, any Liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, the Merger or any other transactions contemplated by this Agreement.

4.16                           Employee Benefit Plans.

(a)                                  Section 4.15(a) of the Parent Schedules contain a complete and accurate list of all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments, agreements or other arrangements (whether or not set forth in a written document and including, without limitation, all “employee benefit plans” within the meaning of Section 3(3) of ERISA) covering any active or former employee, director or consultant of Parent (“Parent Employee” which shall for this purpose mean an employee of Parent or a Code Affiliate of Parent), any Subsidiary of Parent, or with respect to which Parent has or, to its knowledge, may in the future have Liability (collectively, the “Parent Plans”).  Parent has provided or will make available to Target prior to the Closing: (i) true and complete copies of all documents embodying each Parent Plan including, without limitation, all amendments thereto, all trust documents related thereto, and all material written agreements and contracts relating to each such Parent Plan; (ii) the most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Parent Plan; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Parent Plan; (iv) all IRS determination, opinion, notification and advisory letters relating to each Parent Plan; (v) all material correspondence to or from any Governmental Authority relating to each Parent Plan; (vi) all forms and related notices required under the COBRA; (vii) the most recent discrimination tests for each Parent Plan; (viii) the most recent actuarial valuations, if any, prepared for each Parent Plan; (ix) if the Parent Plan is funded, the most recent annual and periodic accounting of the Parent Plan assets; and (x) all communication to Parent Employees relating to any Parent Plan and any proposed Parent Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules, or other events which would result in any material liability to Parent or any Code Affiliate.

(b)                                 Each Parent Plan has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all Laws, including, without limitation, ERISA and the Code, which are applicable to such Parent Plans.  No Action (excluding claims for benefits incurred in the ordinary course of Parent Plan activities) has been brought, or to the knowledge of Parent, is threatened, against or with respect to any Parent Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Parent, threatened by the IRS or the DOL with respect to any Parent Plans.  All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Parent Plans have been timely made or accrued.  Any Parent Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation. To the knowledge of Parent, no condition or circumstance exists giving rise to a material likelihood that any such Parent Plan would not be treated as qualified by the IRS.  Parent does not have any plan or commitment to establish any new Parent Plan, to modify any Parent Plan (except to the extent required by applicable Law or to conform any such Parent Plan to the requirements of any applicable Law, in each case as previously disclosed to Target in writing, or as required by the terms of any Parent Plan or this Agreement), or to enter into any new Parent Plan.  Each Parent Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without liability to Target, Parent or any of its Code Affiliates (other than ordinary administration expenses).

(c)                                  Neither Parent, any of its Subsidiaries, nor any of their Code Affiliates has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Parent contributed to or been requested to contribute to any “multiemployer plan,” as such term is defined under ERISA. Neither Parent, any of its Subsidiaries, nor any officer or director of Parent or any of its Subsidiaries is subject to any material Liability or penalty under Section 4975 through 4980B of the Code or Title I of ERISA.  No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 4975 of the Code and Section 408 of ERISA, has occurred with respect to any Parent Plan which could subject Parent or its Affiliates to material Liability.

(d)                                 None of the Parent Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable Law, and neither Parent nor any of its Subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any Parent Employee, former employee, director, consultant or other person, except to the extent required by applicable Law.

(e)                                  Neither Parent nor any of its Subsidiaries is bound by or subject to (and none of its respective properties or assets is bound by or subject to) any arrangement with any labor union. No employee of Parent or any of its Subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the knowledge of Parent, no campaign to establish such representation is in progress. There is no pending or, to the knowledge of Parent, threatened labor dispute involving Parent or any of its Subsidiaries and any group of its employees nor has Parent or any of its Subsidiaries experienced any labor interruptions over the past three (3) years, and Parent and its Subsidiaries consider their relationships with their employees to be good. Parent is in compliance in all material respects with all applicable material Laws respecting employment, employment practices, terms and conditions of employment and wages and hours.

(f)                                    Neither the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder, nor the consummation by Parent of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or Parent Employee or any of its Subsidiaries under any Parent Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Parent Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.  Section 4.16(f) of the Parent Schedules contains a list of all current Parent employees and their respective compensation.  Parent has provided Target with true, accurate and complete copies of all (i) employment and consulting agreements with respect to Parent’s current employees and consultants and (ii) outstanding employment offer letters.

4.17                           Absence of Liens.  Parent and each of its Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its material tangible properties and assets (real, personal and mixed) used in its business, free and clear of any Liens, except (i) Liens reflected in the Parent Financial Statements, (ii) Liens created pursuant to that certain Security Agreement dated December 22, 2004, entered into in connection with the Parent Secured Debt Financing, (iii) Liens for Taxes not yet due and payable, and (iv) such imperfections of title and encumbrances, if any, which are not material to Parent.

4.18                           Labor Matters.  There are no controversies pending or, to the knowledge of Parent, threatened, between Parent or any of its Subsidiaries and any of their respective employees.  As of the date of this Agreement, neither Parent nor any of its Subsidiaries is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Parent or its Subsidiaries nor does Parent know of any activities or proceedings of any labor union to organize any such employees.  As of the date of this Agreement, Parent has no knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Parent or any of its Subsidiaries.

4.19                           Agreements, Contracts and Commitments.

(a)                                  Neither Parent nor any of its Subsidiaries is a party to or is bound by:

(i)                                     any employment or consulting agreement, contract or commitment with any officer or director or higher level employee or member of the Board of Directors of Parent, other than those that are terminable by Parent or any of its Subsidiaries on no more than thirty (30) days’ notice without Liability or financial obligation to Parent;

(ii)                                  any agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(iii)                               any agreement of indemnification or any guaranty other than any agreement of indemnification entered into in connection with the sale or license of products or services in the ordinary course of business;

(iv)                              any agreement, contract or commitment containing any covenant limiting in any respect the right of Parent or any of its Subsidiaries to engage in any line of business or to compete with any person or granting any exclusive distribution rights;

(v)                                 any agreement, contract or commitment currently in force relating to the disposition or acquisition by Parent or any of its Subsidiaries after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Parent has any material ownership interest in any corporation, partnership, joint venture or other business enterprise other than its Subsidiaries;

(vi)                              any dealer, distributor, joint marketing or development agreement currently in force under which Parent or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which Parent or any of its Subsidiaries have continuing material obligations to jointly develop any intellectual property that will not be owned, in whole or in part, by Parent or any of its Subsidiaries and which may not be canceled without penalty upon notice of ninety (90) days or less;

(vii)                           any agreement, contract or commitment currently in force to license any third party to manufacture or reproduce any Parent product, service or technology or any agreement, contract or commitment currently in force to sell or distribute any Parent products, service or technology except agreements with distributors or sales representative in the normal course of business cancelable without penalty upon notice of ninety (90) days or less and substantially in the form previously provided to Target;

(viii)                        any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit; or

(ix)                                any other agreement, contract or commitment that (i) involves the receipt of, or Liabilities to make, payments in excess of Twenty-Five Thousand Dollars ($25,000) or (ii) has a term of greater than one (1) year.

(b)                                 Neither Parent nor any of its Subsidiaries, nor to the knowledge of Parent, any other party to a Parent Contract (as defined below), is in breach, violation or default under, and neither Parent nor any of its Subsidiaries has received written notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries is bound that are required to be disclosed in the Parent Schedules pursuant to this Agreement (any such agreement, contract or commitment, a “Parent Contract”) in such a manner as would permit any other party to cancel or terminate any such Parent Contract, or would permit any other party to seek material damages or other remedies (for any or all of such breaches, violations or defaults, in the aggregate).

4.20                           Parent Proxy Statement; Other Filings.  None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in the Parent Proxy Statement shall, on the date the Parent Proxy Statement is first mailed to the stockholders of Parent, at the time of the Parent Stockholders’ Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Parent Stockholders’ Meeting which has become false or misleading.  The Parent Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder.  Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by Target which is contained in any of the foregoing documents.

4.21                           Board Approval.  The Board of Directors of Parent has, as of the date of this Agreement, (i) determined that the Merger and the issuance of shares of Parent Common Stock in connection therewith is fair to, advisable and in the best interests of Parent and its stockholders, (ii) duly approved this Agreement, the Merger and the other transactions contemplated by this Agreement, and the issuance of shares of Parent Common Stock in connection with the Merger, and (iii) determined to recommend that the stockholders of Parent approve the issuance of shares of Parent Common Stock in connection with the Merger.

ARTICLE V
CONDUCT PRIOR TO THE EFFECTIVE TIME

5.1                                 Conduct of Business.  During the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to its terms or the Effective Time, except (i) in the case of Target as provided in Section 5.1(a) of the Target Schedules and in the case of Parent as provided in Section 5.1(a) of the Parent Schedules, or (ii) to the extent that the other party shall otherwise consent in writing, Target (which for the purposes of this Article V shall include Target and each of its Subsidiaries) and Parent (which for the purposes of this Article V shall include Parent and each of its Subsidiaries) shall (a) carry on its business diligently and in accordance with good commercial practice and in the ordinary course, in substantially the same manner as heretofore conducted and in compliance with all applicable Laws, (b) pay its debts and Taxes when due (unless being contested or disputed in good faith), (c) pay or perform other material obligations when due, and (d) use its commercially reasonable best efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has business dealings.  In furtherance of the foregoing and subject to applicable Law, Target and Parent shall confer, as promptly as practicable, prior to taking any material actions or making any material management decisions with respect to the conduct of its business during the foregoing period.  During the period commencing on December 14, 2004, and continuing until the date of this Agreement, except (i) in the case of Target as provided in Section 5.1(b) of the Target Schedules and in the case of Parent as provided in Section 5.1(b) of the Parent Schedules, Target (which for the purposes of this Article V shall include Target and each of its Subsidiaries) and Parent (which for the purposes of this Article V shall include Parent and each of its Subsidiaries) have complied with the foregoing covenants contained in this Section 5.1.

5.2                                 Restricted Conduct.  Except (i) in the case of Target, as provided in Section 5.2(a) of the Target Schedules, and (ii) in the case of Parent, as provided in Section 5.2(a) of the Parent Schedules, neither Target nor Parent shall do any of the following, and neither Target nor Parent shall permit its Subsidiaries to do any of the following, without the prior written consent of the other party hereto:

(a)                                  except as required by applicable Law or pursuant to the terms of a Target Plan or a Parent Plan, as the case may be, in effect as of the date hereof, waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options, granted under any employee, consultant or director stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)                                 enter into any material partnership arrangements, joint development agreements or strategic alliances;

(c)                                  grant any severance or termination pay to any director, officer or employee, except pursuant to written agreements outstanding, or policies existing, on the date hereof and as previously disclosed in writing to the other party hereto, or adopt any new severance plan or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(d)                                 transfer or license to any person or entity or otherwise extend, amend or modify in any material respect any rights to the Target Intellectual Property or the Parent Intellectual Property, as the case may be, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(e)                                  declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(f)                                    purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Target or its Subsidiaries, or Parent or its Subsidiaries, as the case may be, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

(g)                                 issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to any shares of capital stock or any securities convertible into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into shares of capital stock, or enter into other agreements or commitments of any kind or character obligating it to issue any such shares or convertible securities, other than the issuance, delivery and/or sale of shares of Target Common Stock or Parent Common Stock, as the case may be, pursuant to the exercise of stock options or warrants therefor outstanding on the date hereof;

(h)                                 cause, permit or propose any amendments to its charter document or bylaws (or similar governing instruments of any of its Subsidiaries);

(i)                                     acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a material portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Target or Parent, as the case may be, or enter into any joint ventures, strategic partnerships or alliances, other than in the ordinary course of business consistent with past practice;

(j)                                     adopt a plan of complete or partial liquidation, dissolution, consolidation, restructuring, recapitalization or other reorganization;

(k)                                  sell, lease, license, encumber or otherwise dispose of any properties or assets, except for (i) sales of inventory in the ordinary course of business consistent with past practice, and (ii) the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate, to the business of Target or Parent, as the case may be;

(l)                                     incur any indebtedness or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Target or Parent, as the case may be, enter into any “keep well” or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing, other than (i) in connection with the financing of ordinary course trade payables consistent with past practice, or (ii) pursuant to existing credit facilities in the ordinary course of business;

(m)                               adopt or amend any employee benefit plan or employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will”), pay any special bonus or special remuneration to any director or employee other than in the ordinary course of business consistent with past practice, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants;

(n)                                 except in the ordinary course of business consistent with past practice, modify, amend or terminate any material contract or agreement to which Target or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(o)                                 revalue any of its assets or, except as required by GAAP, make any change in accounting methods, principles or practices;

(p)                                 engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a “reorganization” under Section 368(a) of the Code, whether or not otherwise permitted by the terms of this Article V;

(q)                                 make any Tax election or settle or compromise any material Tax Liability;

(r)                                    hire any employee that would cause the aggregate monthly compensation level of all employees at any time to exceed the aggregate monthly compensation level of all employees on December 14, 2004;

(s)                                  enter into any Target Post-Signing Term Employment Agreement or Parent Post-Signing Term Employment Agreement;

(t)                                    make any grant of exclusive rights to any third party;

(u)                                 enter into any material contract or agreement; or

(v)                                 agree in writing or otherwise to take any of the actions described in Section 5.1 (a) through Section 5.2(u), inclusive.

Except as provided in Section 5.2(b) of the Target Schedules, neither Target nor its Subsidiaries have taken any of the actions described in this Section 5.2 from December 14, 2004, to the date of this Agreement.  Except as provided in Section 5.2(b) of the Parent Schedules, neither Parent nor its Subsidiaries have taken any of the actions described in this Section 5.2 from December 14, 2004, to the date of this Agreement.

ARTICLE VI
ADDITIONAL AGREEMENTS

6.1                                 Fairness Hearing.  As soon as reasonably practicable following the execution of this Agreement, Parent and Target shall prepare the necessary documents and Parent shall apply to obtain a permit (a “California Permit”) from the Commissioner of Corporations of the State of California (after a hearing before such Department (the “Fairness Hearing”)) pursuant to Section 25121 of the California Corporate Securities Law of 1968, so that the issuance of Parent Common Stock in the Merger shall be exempt from registration under Section 3(a)(10) of the Securities Act.  Parent and Target will respond to any comments from the California Department of Corporations and use their commercially reasonable efforts to have the California Permit granted as soon as practical after such filing.  As promptly as practical after the date of this Agreement, Parent and Target shall prepare and make such filings as are required under applicable blue sky laws of all jurisdictions which relate to the transactions contemplated by this Agreement.

6.2                                 Proxy Statements; Other Filings.  As promptly as practicable after the receipt of a California Permit, (i) Target shall prepare and file with the SEC a proxy statement (the “Target Proxy Statement”) to be sent to the stockholders of Target in connection with the meeting of the stockholders of Target to consider the approval and adoption of this Agreement and the approval of the Merger (the “Target Stockholders’ Meeting”) and (ii) Parent shall prepare and file with the SEC, a proxy statement (the “Parent Proxy Statement”) to be sent to the shareholders of Parent in connection with the meeting of the shareholders of Parent to consider the approval and adoption of this Agreement and the approval of the Merger (the “Parent Stockholders’ Meeting”).  Each of Target and Parent, as applicable, shall respond to any comments of the SEC and cause the Target Proxy Statement and Parent Proxy Statement (such proxy statements collectively, the “Proxy Statements”) to be mailed to its respective stockholders at the earliest practicable time.  As promptly as practicable after the date hereof, Target and

Parent shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other Laws relating to the Merger and the other transactions contemplated by this Agreement (the “Other Filings”).  Each party hereto shall notify the other promptly upon the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff or any other Governmental Authority for amendments or supplements to the Proxy Statements or any Other Filings or for additional information, and shall supply the other party or parties hereto with copies of all correspondence between such party or any of its representatives, on the one hand, and the SEC, or its staff or any other Governmental Authority, on the other hand, with respect to the Proxy Statements, the Merger or any Other Filings.  The Proxy Statements and the Other Fillings shall comply in all material respects with all applicable requirements of Law.  Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statements or any Other Filings, Target or Parent, as the case may be, shall promptly inform the other party hereto of such occurrence and cooperate in filing with the SEC or its staff or any other Governmental Authority, and/or mailing to stockholders of Target or shareholders of Parent, as applicable, such amendment or supplement.

6.3                                 Meetings of Stockholders.

(a)                                  Target shall take all action necessary in accordance with Delaware Law and its Certificate of Incorporation and Bylaws to convene the Target Stockholders’ Meeting to be held as promptly as practicable after receipt of a California Permit, for the purpose of voting upon this Agreement and the Merger.  Target shall consult with Parent and use its commercially reasonable best efforts to convene and hold the Target Stockholders’ Meeting on the same day and at the same time as the Parent Stockholders’ Meeting.  Parent shall take all action necessary in accordance with California Law and its Articles of Incorporation and Bylaws to convene the Parent Stockholders’ Meeting to be held as promptly as practicable after receipt of a California Permit for the purpose of voting upon this Agreement and the Merger.   Parent shall consult with Target and use its commercially reasonable best efforts to hold the Parent Stockholders’ Meeting on the same day and at the same time as the Target Stockholders’ Meeting.  Subject to Section 6.3(c) hereof, Parent and Target shall each use its commercially reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger, and shall take all other action necessary or advisable to secure the vote or consent of their respective stockholders required by the rules of California Law or Delaware Law and all other applicable legal requirements to obtain such approvals.

(b)                                 Subject to Section 6.3(c):  (i) the Board of Directors of Target shall recommend that the stockholders of Target vote in favor of the adoption and approval of this Agreement and approval of the Merger at the Target Stockholders’ Meeting; (ii) the Target Proxy Statement shall include a statement to the effect that the Board of Directors of Target has recommended that the stockholders of Target vote in favor of approval and adoption of this Agreement and approval of the Merger at the Target Stockholders’ Meeting; and (iii) neither the Board of Directors of Target nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the recommendation of the Board of Directors of Target that the stockholders of Target vote in favor of the adoption and approval of this Agreement and the approval of the Merger.

(c)                                  Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall prevent the Board of Directors of Target from withholding, withdrawing, amending or modifying its recommendation in favor of the adoption and approval of this Agreement and the approval of the Merger by the stockholders of Target if (i)  neither Target nor any of its representatives shall have violated any of the restrictions set forth in Section 6.5 hereof, and (ii)  the Board of Directors of Target concludes in good faith, after consultation with its outside counsel, that the withholding, withdrawal, amendment or modification of such recommendation is required in order for the Board of Directors of Target to comply with its fiduciary obligations to the stockholders of Target under applicable Law; provided, however, that prior to publicly withholding, withdrawing, amending or modifying such recommendation, Target shall have given Parent at least forty-eight (48) hours written notice (or such lesser prior notice as provided to the members of Target’s Board of Directors) and the opportunity to meet with Target and its counsel.  Nothing contained in this Section 6.3(c) shall limit Target’s obligation to convene and hold the Target Stockholders’ Meeting (regardless of whether the recommendation of the Board of Directors of Target shall have been withdrawn, amended or modified).

6.4                                 Access to Information; Confidentiality.

(a)                                  Each party hereto shall afford the other party hereto and its accountants, counsel and other representatives reasonable access during normal business hours to the properties, books, records and personnel of the other party hereto during the period prior to the Effective Time to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of such party, as the other party hereto may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section 6.4 shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties hereto to consummate the Merger or the other transactions contemplated hereby.

(b)                                 The parties acknowledge that Target and Parent have previously executed a Confidentiality Agreement, dated December 10, 2004 (the “Confidentiality Agreement”), which Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

6.5                                 No Solicitation.

(a)                                  During the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to its terms or the Effective Time, Target and its Subsidiaries shall not, nor shall they authorize or permit any of their respective officers, directors, affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly (A) solicit, initiate, encourage or induce the making, submission or announcement of any Target Acquisition Proposal (as defined in Section 6.5(b) hereof), (B) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action that may reasonably be expected to lead to, any Target Acquisition Proposal, (C) approve, endorse or recommend any Target Acquisition Proposal without complying with Section 6.3(c), or (D) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Target Acquisition Transaction (as defined in Section 6.5(b) hereof); provided, however, that this Section 6.5 shall not prohibit Target from (A) until the date on which this Agreement is approved and adopted by the required vote of the Target stockholders, furnishing information regarding Target and its Subsidiaries to, entering into a confidentiality agreement or discussions or negotiations with, any person or group in response to (i) a Target Superior Offer or (ii) a Target Acquisition Proposal that Target’s Board of Directors determines in good faith (after consultation with its financial advisors and outside legal counsel) could reasonably be expected to lead to a Target Superior Offer, submitted by such person or group (and not withdrawn) if (w) neither Target nor any representative of Target and its Subsidiaries shall have violated any of the restrictions set forth in this Section 6.5 prior to and in connection with such Target Acquisition Proposal, (x) the Board of Directors of Target concludes in good faith, after consultation with its outside legal counsel, that such action is required in order for the Board of Directors of Target to comply with its fiduciary obligations to the stockholders of Target under applicable Law, (y) (1) at least two (2) business days prior to furnishing any such information to, entering into a confidentiality agreement with or entering into discussions or negotiations with, such person or group, Target gives Parent written notice of Target’s intention to take such action and (2) Target receives from such person or group an executed confidentiality agreement containing customary limitations on the use and disclosure of all nonpublic written and oral information furnished to such person or group by or on behalf of Target and containing terms no less favorable to the disclosing party than the terms of the Confidentiality Agreement, and (z) contemporaneously with furnishing any such information to such person or group, Target furnishes such information to Parent (to the extent such information has not been previously furnished by Target to Parent) or (B) complying with Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act.  Target and its Subsidiaries shall immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Target Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 6.5, any officer or director of Target or any of its Subsidiaries or any investment banker, attorney or other advisor or representative of Target or any of its Subsidiaries shall be deemed to be a breach of this Section 6.5 by Target.  In addition to the foregoing, Target shall (i) provide Parent with at least seventy-two (72) hours prior notice of any meeting of the Board of Directors of Target at which the Board of Directors of Target is reasonably expected to consider a Target Superior Offer, and (ii) provide Parent with at least three (3) business days prior written notice of a meeting of the Board of Directors of Target at which the Board of Directors of Target is reasonably expected to recommend a Target Superior Offer to its stockholders and together with such notice a summary of all the material terms of such Target Superior

Offer, including the identity of the person or group that proposed the Target Superior Offer.

(b)                                 For purposes of this Agreement, “Target Superior Offer” shall mean an unsolicited, bona fide written offer made by a person to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation or other business combination, all or substantially all of the assets of Target or in excess of fifty percent (50%) of the outstanding voting securities of Target and as a result of which the stockholders of Target immediately preceding such transaction would cease to hold at least fifty (50%) of the equity interests in the surviving or resulting entity of such transaction or any direct or indirect parent or subsidiary thereof, on terms that the Board of Directors of Target concludes in good faith, after consultation with its outside financial advisors, to be more favorable to Target’s stockholders from a financial point of view than the terms of the Merger, taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by either party to amend the terms of this Agreement); provided, however, that any such offer shall not be deemed to be a Target Superior Offer if any financing required to consummate the transaction contemplated by such offer is not committed or if there is a due diligence condition to the parties’ obligations to consummate the transaction that is the subject of the Target Superior Offer.  For all purposes of and under this Agreement, “Target Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Parent) relating to any Target Acquisition Transaction. For all the purposes of and under this Agreement, “Target Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (A) any acquisition or purchase from Target by any person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of fifteen percent (15%) or more in interest of the total outstanding voting securities of Target or any of its Subsidiaries, or any tender offer or exchange offer that if consummated would result in any person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) beneficially owning fifteen percent (15%) or more in interest of the total outstanding voting securities of Target or any of its Subsidiaries, or any merger, consolidation, business combination or similar transaction involving Target pursuant to which the stockholders of Target immediately preceding such transaction hold less than eighty-five percent (85%) of the equity interests in the surviving or resulting entity of such transaction; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of fifteen percent (15%) or more of the assets of Target (other than in the ordinary course of business); or (C) any liquidation or dissolution of Target.

(c)                                  In addition to the obligations of Target set forth in Section 6.5 hereof, as promptly as practicable, and in any event within twenty-four (24) hours, Target shall advise Parent orally and in writing of any request received by Target for information which Target reasonably believes could lead to a Target Acquisition Proposal or of any Target Acquisition Proposal, or any inquiry with respect to or which could reasonably be expected to lead to any Target Acquisition Proposal, the material terms and conditions of such request, Target Acquisition Proposal or inquiry, and the identity of the person or group making any such request, Target Acquisition Proposal or inquiry and copies of all written materials sent or provided to Target by or on behalf of any person or group or provided to such person or group by or on behalf of Target.

6.6                                 Public Disclosure.  Parent and Target shall consult with each other and agree before issuing any press release or otherwise making any public statement with respect to the Merger, this Agreement or a Target Acquisition Proposal and shall not issue any such press release or make any such public statement prior to such agreement, except as may be required by applicable Law in which case reasonable efforts to consult with the other party hereto shall be made prior to such release or public statement; provided, however, that no such consultation or agreement shall be required if, prior to the date of such release or public statement, either party hereto shall have withheld, withdrawn, amended or modified its recommendation in favor of the adoption and approval of this Agreement and the approval of the Merger by their stockholders.

6.7                                 Legal Requirements.  Each of Parent, Merger Sub and Target shall take all reasonable actions necessary or desirable to comply promptly with all legal requirements which may be imposed on them with respect to the consummation of the Merger or any other transactions contemplated by this Agreement (including furnishing all information required in connection with approvals of or filings with any Governmental Authority, and prompt resolution of any litigation prompted hereby) and will promptly cooperate with and furnish information to any party hereto necessary in connection with any such requirements imposed upon any of them or their respective Subsidiaries in connection with the consummation of the Merger or any other transactions contemplated by this Agreement.  Parent shall use its best efforts to take such steps as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of Parent Common Stock in connection with the Merger.  Target shall use its commercially reasonable best efforts to assist Parent as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Parent Common Stock in connection with the Merger.

6.8                                 Third Party Consents.  As soon as practicable following the date hereof, Parent and Target shall each use its commercially reasonable best efforts to obtain all material consents, waivers and approvals under any of its or its Subsidiaries’ agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the Merger and any other transactions contemplated by this Agreement.

6.9                                 Notification of Certain Matters.  Parent and Merger Sub shall give prompt notice to Target, and Target shall give prompt notice to Parent, of the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be reasonably likely to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate at any time from the date of this Agreement to the Effective Time, such that the conditions set forth in Section 7.2(a) or Section 7.3(a) hereof, as the case may be, would not be satisfied as a result thereof, or (ii) any material failure of Parent and Merger Sub or Target, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.  Notwithstanding the foregoing, the delivery of any notice pursuant to this Section 6.9 shall not limit or otherwise affect the remedies available hereunder to the party hereto receiving such notice.

6.10                           Commercially Reasonable Efforts and Further Assurances.  Subject to the respective rights and obligations of Parent, Merger Sub and Target under this Agreement, each of the parties hereto shall use its commercially reasonable best efforts to effectuate the Merger and the other transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to closing under this Agreement.  Each party hereto, at the reasonable request of another party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the Merger and the other transactions contemplated hereby.

6.11                           Target Options and Warrants.

(a)                                  At the Effective Time, each outstanding Target Option and Target Warrant, whether or not vested, shall by virtue of the Merger be assumed by Parent so long as the terms of such Target Options and Target Warrants comply with the provisions of this Section 6.11.  Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for issuance upon exercise of all Target Options and Target Warrants assumed in accordance with this Section 6.11.  Each Target Option and Target Warrant so assumed by Parent under this Agreement shall continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions), except that (i) each Target Option and Target Warrant shall be exercisable (or shall become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product obtained by multiplying (x) the number of shares of Target Common Stock that were issuable upon exercise of such Target Option or Target Warrant immediately prior to the Effective Time, by (y) the Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock, and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Target Option or Target Warrant shall equal the price provided for under the terms of such Target Option or Target Warrant.

(b)                                 Notwithstanding Section 6.11(a), each Target Option assumed by Parent (i) shall, except as provided in Section 6.11(b)(i) of the Target Schedules, have a per share exercise price of no less than thirty cents ($0.30) immediately following the Effective Time after such option has been assumed by Parent, (ii) shall, except as provided in Section 6.11(b)(ii) of the Target Schedules, contain terms that provide that the shares of stock that are issuable upon exercise of such Target Option shall not, directly or indirectly, be sold, assigned, pledged or otherwise transferred by the holder of such Target Option without the prior written consent of Parent until after the third (3rd) anniversary of the Closing Date, and (iii) shall by its terms have Parent Common Stock as the underlying security immediately following the Effective Time (“Qualified Target Options”). Target Options that are not Qualified Target Options shall be referred to herein as “Non-Qualified Target Options”.  All Non-Qualified Target Options shall terminate at or prior to the Effective Time.

(c)                                  Notwithstanding Section 6.11(a), each Target Warrant assumed by Parent shall by its terms provide that (i) the consideration payable to Parent upon exercise of the Target Warrant be in the form of cash only, (ii) it will terminate on the third anniversary of the Closing Date, and (iii) Parent Common Stock will be the underlying security of such Target Warrant immediately following the Effective Time (“Qualified Target Warrants”). Target Warrants that are not Qualified Target Warrants shall be referred to herein as “Non-Qualified Target Warrants”.  All Non-Qualified Target Warrants shall terminate at or prior to the Effective Time.

6.12                           Form S-8.  Parent agrees to file a registration statement on Form S-8 for the shares of Parent Common Stock issuable with respect to assumed Target Employee Options (that are held by those persons who are employees or directors of Target immediately prior to the Effective Time) as soon as is reasonably practicable following the Effective Time, but in no event later than twenty (20) business days following the Effective Time or later, as applicable, in order to comply with securities laws.  Notwithstanding the foregoing, Parent’s obligation under this Section 6.12 shall apply only with respect to shares of Parent Common Stock that are eligible to be included on a Form S-8.

6.13                           Indemnification.

(a)                                  From and after the Effective Time, Parent and the Surviving Corporation shall fulfill and honor in all respects the obligations of Target pursuant to any indemnification provisions under Target’s Certificate of Incorporation and Bylaws as in effect on the date hereof to the maximum extent permitted by applicable Law.  The Certificate of Incorporation and Bylaws of the Surviving Corporation shall contain the provisions with respect to indemnification, exculpation, expense advancement and elimination of liability for monetary damages that are at least as favorable to the directors and officers of Target (“Indemnified Parties”) as those contained in the Certificate of Incorporation and Bylaws of Target, which provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of individuals who, immediately prior to the Effective Time, were directors, officers, employees or agents of Target, unless such modification is required by applicable Law.

(b)                                 For a period of four (4) years after the Effective Time, Parent shall cause to be maintained in effect, if available, directors’ and officers’ liability insurance covering those persons who are currently covered by Target’s directors’ and officers’ liability insurance policy on terms comparable to those applicable to the then current directors and officers of Target; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend an annual premium for such coverage in excess of one hundred percent (100%) of the annual premium currently paid by Target under its directors’ and officer’s liability insurance policy in effect as of the date hereof, and if the cost for such coverage is in excess of such amount, the Surviving Corporation shall only be required to maintain such coverage as is available for such amount; and

provided further, however, that notwithstanding the foregoing, Parent may fulfill its obligations under this Section 6.13(b) by purchasing a policy of directors’ and officers’ insurance approved in advance by Target, or a “tail” policy under Target’s existing directors’ and officers’ insurance policy, in either case which (i) has an effective term of four (4) years from the Effective Time, (ii) covers only those persons who are currently covered by Target’s directors’ and officers’ insurance policy in effect as of the date hereof and only for actions and omissions occurring on or prior to the Effective Time, and (iii) contains terms and conditions (including, without limitation, coverage amounts) that are no less advantageous, when taken as a whole, to those applicable to the current directors and officers of Target.

(c)                                  In the event that Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its assets and properties to any person in a single transaction or a series of related transactions, then, and in each such case, Parent or the Surviving Corporation, as the case may be, shall either guaranty the indemnification obligations of Parent and the Surviving Corporation under this Section 6.13, or shall make, or cause to be made, proper provision so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, assume the indemnification obligations of Parent and the Surviving Corporation under this Section 6.13 for the benefit of the parties entitled to the benefits of this Section 6.13.  The terms and provisions of this Section 6.13 are (i) intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any of the Indemnified Parties may have by contract or otherwise.

(d)                                 This Section 6.13 shall survive the consummation of the Merger at the Effective Time, and shall be binding on all successors and assigns of Parent and the Surviving Corporation.

6.14                           Target Affiliate Agreement.  Section 6.14(a) of the Target Schedules contains a complete and accurate list of those persons who may be deemed to be, in Target’s reasonable judgment, Affiliates of Target (a “Target Affiliate”).  Target shall provide Parent with such information and documents as Parent shall reasonably request for purposes of reviewing and verifying the foregoing list.  Target shall use its commercially reasonable best efforts to deliver or cause to be delivered to Parent as promptly as practicable on or following the date hereof from each Target Affiliate listed in Section 6.14(b) of the Target Schedules an executed affiliate agreement in substantially the form attached hereto as Exhibit C (the “Target Affiliate Agreements”), each of which shall be in full force and effect as of the Effective Time.  Parent shall be entitled to place appropriate legends on the certificates evidencing any Parent Common Stock to be received by a Target Affiliate pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to its transfer agent for the Parent Common Stock, consistent with the terms of the Target Affiliate Agreement.

6.15                           Regulatory Filings; Reasonable Efforts.  As soon as reasonably practicable, Target and Parent each shall file with the FTC and the Antitrust Division of the DOJ Notification and Report Forms relating to the Merger and any other transactions contemplated by this Agreement if required by the HSR Act, as well as comparable pre-merger notification forms required by the merger notification or control laws and regulations of any applicable jurisdiction, as agreed to by the parties hereto.  Target and Parent each shall promptly (i) supply the other with any information which may be required in order to effectuate such filings and (ii) supply any additional information which reasonably may be required by the FTC, the DOJ or the competition or merger control authorities of any other jurisdiction and which the parties may reasonably deem appropriate.

6.16                           Noncompetition Agreements.  Target shall deliver or cause to be delivered to Parent from each of the individuals listed in Section 6.16(i) of the Parent Schedules, and Parent shall deliver or cause to be delivered to Target from each of the individuals listed in Section 6.16(ii) of the Parent Schedules, an executed noncompetition agreement with Parent in a form reasonably acceptable to Parent (the “Noncompetition Agreements”), prior to Closing.  Each Noncompetition Agreement shall terminate on the first anniversary of the Closing Date.  Parent agrees that it will not amend the Noncompetition Agreements without the prior written consent of Target.

6.17                           Employee Matters.

(a)                                  Target shall terminate, effective as of the day immediately preceding the date Target becomes a member of the same Controlled Group of Corporations (as defined in Section 414(b) of the Code) as Parent (the “401(k) Termination Date”), any and all 401(k) plans maintained by Target or any of its subsidiaries unless Parent shall provide notice to Target that any such 401(k) plan(s) shall not be terminated pursuant to this Section 6.17.  Target shall provide Parent evidence that the 401(k) plan(s) of Target and its subsidiaries have been terminated pursuant to resolutions of Target Board or the board of directors of its subsidiaries, as applicable (the form and substance of such resolutions shall be subject to review and approval of Parent), effective as of the 401(k) Termination Date.  All employees of Target shall continue on their existing benefit plans until such time as, in Parent’s sole discretion, an orderly transition can be accomplished to employee benefit plans and programs maintained by Parent for its and its affiliates’ employees.  Pending such action, Parent shall maintain the effectiveness of Target’s benefit plans.

(b)                                 To the extent permitted under applicable law, each employee of Target or its subsidiaries who shall become an employee of Parent in connection with the Merger shall be given credit for all service with Target or its subsidiaries (or service credited by Target or its subsidiaries) under all employee benefit plans, programs, policies and arrangements maintained by Parent or the Surviving Corporation in which they participate or in which they become participants for purposes of eligibility and vesting; provided, however, that no such credit shall be provided in any circumstance that would result in duplicative benefits, and provided, further, however, that such insurance carriers, outside providers or the like agree to honor such commitments on terms that are reasonably acceptable to Parent.

(c)                                  Target shall terminate any and all group severance, separation or salary continuation plans, programs or arrangements maintained by Target or any of its subsidiaries, effective in each case as of the day immediately preceding the Effective Time.  Target shall provide Parent evidence that such plans have been terminated pursuant to resolutions of Target Board or the board of directors of its subsidiaries, as applicable (the form and substance of which resolutions shall be subject to review and approval of Parent.

(d)                                 Target shall use its best efforts to amend the terms of the employment and consulting agreements for the employees and consultants listed in Section 6.17(d)(i) of the Target Schedules (collectively, “Employment Agreement Amendments”) within thirty (30) days after the date of this Agreement.  The Employment Agreement Amendments shall contain the terms described in Section 6.17(d)(i) of the Target Schedules as well as other terms that are reasonably acceptable to Parent.  Target shall use its best efforts to cause the individuals listed in Section 6.17(d)(ii) of the Target Schedules to execute agreements (“Resale Restriction Agreements”) that provide that effective at the Effective Time, such individuals will not sell, transfer, pledge or hypothecate any shares of Parent Common Stock until the third anniversary of the Closing Date without Parent’s prior written consent.  The Resale Restriction Agreements shall contain terms that are reasonably acceptable to Parent.

6.18                           Board of Directors and Executive Officers.

(a)                                  Number of Directors.  Parent currently has five (5) directors.  Parent shall amend its bylaws, effective no later than the Effective Time, to authorize seven (7) directors.

(b)                                 Board of Directors.  Parent shall appoint individuals to serve on Parent’s Board of Directors such that Parent’s Board of Directors will consist of, immediately following the Effective Time:  (i) three (3) individuals (“Parent Designees”) designated by Parent, (ii) three (3) individuals (“Target Designees”) designated by Target and (iii) one (1) individual (“Mutual Designee”) mutually designated by Parent and Target (such composition of Parent’s Board of Directors, the “Designated Board Composition”).  The Board of Directors of Parent shall use its best efforts to preserve the Designated Board Composition from the Effective Time until June 1, 2006; provided, however, Parent’s Board of Directors shall have no obligation to maintain the Designated Board Composition if Parent’s Common Stock is approved for listing on NASDAQ or a national securities exchange.  Parent and Target agree that the following individuals shall be appointed to serve on Parent’s Board of Directors, effective immediately following the Effective Time:  (i) David Bensol as the Mutual Designee, (ii) Patricia McPeak and Bradley Edson as two (2) of the Parent Designees, and (iii) Steven Saunders, Jim Lintzenich and Ed McMillan as the Target Designees.  If any of the individuals listed above in this Section 6.18(b) are unavailable or unwilling to serve as directors of Parent, Parent or the remaining Target Designees, as the case may be, shall appoint other individuals to serve on Parent’s Board of Directors such that Parent’s Board of Directors will consist of, immediately following the Effective Time, the Designated Board Composition.

(c)                                  Executive Officers.  Parent will negotiate in good faith to provide that, effective immediately following the Effective Time, the following persons will hold the following positions with Parent:  (i) Bradley Edson, President and Chief Executive Officer; (ii) Ike E. Lynch, Chief Operating Officer; (iii) Todd C. Crow, Chief Financial Officer; (iv) Daniel McPeak, Jr., Vice-President, Sales; and (v) Margie Adelman, Secretary.

6.19                           Fairness Opinions.  Target will receive prior to the Fairness Hearing, a written opinion from Sanli Pastore & Hill, Inc., dated effective as of a date on or before the Fairness Hearing, to the effect that as of the date hereof, the Merger Consideration is fair to the stockholders of Target from a financial point of view. Target will deliver a copy of such opinion to Parent within two (2) business days after Target’s receipt of such opinion.  Parent will receive prior to the Fairness Hearing, a written opinion from Sandgrain Securities, Inc., or an affiliated thereof, dated effective as of a date on or before the Fairness Hearing, to the effect that as of the date hereof, the Exchange Ratio is fair to the stockholders of Parent from a financial point of view.   Parent will deliver a copy of such opinion to Target within two (2) business days after Parent’s receipt of such opinion.

ARTICLE VII
CONDITIONS TO THE MERGER

7.1                                 Conditions to Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Effective Time, of the following conditions:

(a)                                  Stockholder Approval.  This Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law by the stockholders of Target and Parent.

(b)                                 No Order; HSR Act.  No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.  All waiting periods, if any, under the HSR Act relating to the transactions contemplated hereby shall have expired or terminated early.

(c)                                  California Permit.  The Commissioner of Corporations for the State of California shall have approved the terms and conditions of the transactions contemplated by this Agreement, and the fairness of such terms and conditions pursuant to Section 25142 of California Law following a hearing for such purpose, and shall have issued a California Permit under Section 25121 of California Law.

(d)                                 State Securities Law.  Parent shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state in connection with the issuance of Parent’s securities in the Merger, unless the failure to obtain such permits and qualifications or to secure such exemptions could not reasonably be expected to have a Material Adverse Effect on Parent.

(e)                                  Directors.  Parent’s Bylaws shall authorize Parent’s Board of Directors to consist of seven (7) directors.

(f)                                    Amendment to Articles.  A certificate of amendment to Parent’s Articles of Incorporation in proper form shall have been duly approved by Parent’s Board of Directors and shareholders and been filed with and accepted for filing by the Office of the California Secretary of State, which certificate of amendment shall increase the authorized number of shares of Parent Common Stock to 150,000,000 shares;

7.2                                 Additional Conditions to Obligations of Target.  The obligation of Target to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Effective Time, of each of the following conditions, any of which may be waived, in writing, exclusively by Target:

(a)                                  Representations and Warranties.  (i) The representations and warranties of Parent and Merger Sub contained in this Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or Material Adverse Effect) shall have been true and correct as of the date of this Agreement, except where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, (ii) the representations and warranties of Parent and Merger Sub contained in this Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or Material Adverse Effect) shall be true and correct on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if made on and as of the Effective Time, except in such cases (other than the representations in Sections 4.2 and Section 4.3 hereof) where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent, and (iii) Target shall have received a certificate with respect to the foregoing signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent.

(b)                                 Agreements and Covenants.  Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Effective Time, and Target shall have received a certificate to such effect signed for and on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent.

(c)                                  No Parent Material Adverse Effect.  No Material Adverse Effect on Parent shall have occurred from the date of this Agreement.  Target shall have received a certificate with respect to the foregoing signed on behalf of Parent by each of the Chief Executive Officer and Chief Financial Officer of Parent.

(d)                                 Third Party Consents.  Target shall have been furnished with evidence satisfactory to it that Parent has obtained the consents, approvals and waivers set forth in Section 7.2(d) of the Parent Schedules.

(e)                                  Parent’s Available Cash.  Parent shall have cash in an amount exceeding Two Million Five Hundred Thousand Dollars ($2,500,000).

(f)                                    Satisfaction of Secured Debt.  Parent’s debt obligation incurred in connection with the Parent Secured Debt Financing shall have been satisfied by the issuance of Parent equity, and Parent shall have no other debt outstanding other than (i) trade payables incurred in the ordinary course of business and (ii) legal and investment banking fees incurred by Parent in connection with this Agreement and the transactions contemplated hereby, including legal and banking fees incurred in connection with satisfying the conditions set forth in this Section 7.2; provided, however, that any amount of cash held by Parent on the Closing Date in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) shall be deemed to offset any outstanding debt of Parent otherwise disallowed under this Section 7.2(f).

(g)                                 Limitation on Dissent.  Holders of no more than seventeen percent (17%) of the outstanding shares of Parent capital stock shall have exercised, nor shall they have any continued right to exercise, appraisal, dissenters’ or similar rights under applicable law with respect to their shares by virtue of the Merger.

(h)                                 Termination of Certain Agreements.  Each of the Agreements set forth in Section 7.2(h) of the Parent Schedules shall have been terminated, effective prior to or as of the day immediately preceding the Closing Date, and Target shall have received evidence of such terminations in form and substance reasonably satisfactory to Target.

(i)                                     Noncompetition Agreements.  Each of the individuals listed in Section 6.16(ii) of the Parent Schedules shall have entered into a Noncompetition Agreement with Parent, and each such Noncompetition Agreement shall be in full force and effect at the Effective Time.

(j)                                     Termination of Certain Target Warrants.  Each of the Target Warrants set forth in Section 7.2(j) of the Target Schedules shall have been terminated, effective prior to or as of the day immediately preceding the Closing Date.

(k)                                  President of Parent.  Bradley Edson shall be serving as President and Chief Executive Officer of Parent.

7.3                                 Additional Conditions to the Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction or fulfillment, at or prior to the Effective Time, of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

(a)                                  Representations and Warranties.  (i) The representations and warranties of Target contained in this Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or Material Adverse Effect) shall have been true and correct as of the date of this Agreement, except where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Target, (ii) the representations and warranties of Target contained in this Agreement (without giving effect to any qualifiers and exceptions therein relating to materiality or Material Adverse Effect) shall be true and correct on and as of the Effective Time, except for changes contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such particular date), with the same force and effect as if made on and as of the Effective Time, except in such cases (other than the representations in Section 3.2 and Section 3.3 hereof) where the failure to be so true and correct would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on Target, and (iii) Parent shall have received a certificate with respect to the foregoing signed on behalf of Target by the Chief Executive Officer and the Chief Financial Officer of Target.

(b)                                 Agreements and Covenants.  Target shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and Parent shall have received a certificate to such effect signed for and on behalf of Target by the President and the Chief Financial Officer of Target.

(c)                                  No Target Material Adverse Effect.  No Material Adverse Effect on Target shall have occurred from the date of this Agreement.  Parent shall have received a certificate with respect to the foregoing signed on behalf of Target by each of the Chief Executive Officer and Chief Financial Officer of Target.

(d)                                 Noncompetition Agreements.  Each of the individuals listed in Section 6.16(i) of the Parent Schedules shall have entered into a Noncompetition Agreement with Parent, and each such Noncompetition Agreement shall be in full force and effect at the Effective Time.

(e)                                  Limitation on Dissent.  Holders of no more than five percent (5%) of the outstanding shares of Target capital stock shall have exercised, nor shall they have any continued right to exercise, appraisal, dissenters’ or similar rights under applicable law with respect to their shares by virtue of the Merger.

(f)                                    Affiliate Agreements.  The Target Affiliates set forth in Section 6.14(b) of the Target Schedules shall have executed and delivered to Parent Target Affiliate Agreements in the form attached as Exhibit C.

(g)                                 Third Party Consents.  Parent shall have been furnished with evidence satisfactory to it that Target has obtained the consents, approvals and waivers set forth in Section 7.3(g) of the Target Schedules.

(h)                                 Non-Qualified Target Options and Warrants.  All Non-Qualified Target Options and Non-Qualified Target Warrants shall terminate by their terms on or prior to the Effective Time.

(i)                                     Employment Agreements.  Each of the persons listed in Section 7.3(i) of the Parent Schedules shall have entered into employment agreements with Parent on terms reasonably satisfactory to Parent.

(j)                                     Termination of Certain Agreements.  Each of the Agreements set forth in Section 7.3(j) of the Target Schedules shall have been terminated, effective prior to or as of the day immediately preceding the Closing Date, and Parent shall have received evidence of such terminations in form and substance reasonably satisfactory to Parent.

(k)                                  Employment Agreement Amendments.  Target and the individuals listed in Section 6.17(d)(i) of the Target Schedules shall have entered into the Employment Agreement Amendments and, so long as the employment agreements to which they relate have not earlier terminated, the Employment Agreement Amendments shall be in full force and effect.

(l)                                     Resale Restriction Agreements.  Target and the individuals listed in Section 6.17(d)(ii) of the Target Schedules shall have entered into the Resale Restriction Agreements and the Resale Restriction Agreements shall be in full force and effect.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

8.1                                 Termination.  This Agreement may be terminated at any time prior to the Effective Time of the Merger, whether before or after adoption and approval of this Agreement and approval of the Merger by the stockholders of Target or the approval of the issuance of shares of Parent Common Stock in connection with the Merger by the stockholders of Parent:

(a)                                  by mutual written consent duly authorized by the Boards of Directors of Parent and Target;

(b)                                 by either Target or Parent if the Merger shall not have been consummated by December 31, 2005; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement;

(c)                                  by either Target or Parent if a Governmental Authority shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree or ruling is final and nonappealable;

(d)                                 by either Target or Parent if the required approvals of the stockholders of Target or the stockholders of Parent contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote taken at a meeting of stockholders duly convened therefor or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any party where the failure to obtain stockholder approval of such party shall have been caused by the action or failure to act of such party and such action or failure to act constitutes a material breach of this Agreement;

(e)                                  by Target, upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent or Merger Sub shall have become untrue, in either case such that the conditions set forth in Section 7.2(a) or Section 7.2(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, however, that if such inaccuracy in the representations and warranties of Parent and Merger Sub or breach by Parent or Merger Sub is curable by Parent or Merger Sub through the exercise of their respective commercially reasonable best efforts, then Target may not terminate this Agreement pursuant to this Section 8.1(e) for thirty (30) calendar days after delivery of written notice from Target to Parent and Merger Sub of such breach, provided Parent and Merger Sub continue to exercise their respective commercially reasonable best efforts to cure such breach (it being understood that Target may not terminate this Agreement pursuant to this Section 8.1(e) if such breach by Parent or Merger Sub is cured during such thirty (30) calendar day period);

(f)                                    by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of Target set forth in this Agreement, or if any representation or warranty of Target shall have become untrue, in either case such that the conditions set forth in Section 7.3(a) or Section 7.3(b) hereof would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, however, that if such inaccuracy in Target’s representations and warranties or breach by Target is curable by Target through the exercise of its commercially reasonable best efforts, then Parent may not terminate this Agreement pursuant to this Section 8.1(f) for thirty (30) days after delivery of written notice from Parent to Target of such breach, provided Target continues to exercise commercially reasonable best efforts to cure such breach (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(f) if such breach by Target is cured during such thirty (30) calendar day period);

(g)                                 by Target if a Target Triggering Event (as defined below) shall have occurred. For all purposes of and under this Agreement, a “Target Triggering

Event” shall be deemed to have occurred if:  (i) the Board of Directors of Parent or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Target its recommendation in favor of the approval of the issuance of shares of Parent Common Stock in connection with the Merger; or (ii) Parent shall have failed to include in the Parent Proxy Statement the recommendation of the Board of Directors of Parent in favor of the adoption and approval of this Agreement or the approval of the Merger; or

(h)                                 by Parent if a Parent Triggering Event (as defined below) shall have occurred.  For all purposes of and under this Agreement, a “Parent Triggering Event” shall be deemed to have occurred if:  (i) the Board of Directors of Target or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Parent its recommendation in favor of the adoption and approval of this Agreement or the approval of the Merger; (ii) Target shall have failed to include in the Target Proxy Statement the recommendation of the Board of Directors of Target in favor of the adoption and approval of this Agreement or the approval of the Merger; (iii) the Board of Directors of Target shall have approved or recommended any Target Acquisition Proposal (or a committee of Target’s Board of Directors shall have done the same, so long as such committee may, without the prior approval of Target’s Board of Directors, (a) authorize Target to enter into an agreement with respect to a Target Acquisition Proposal or (b) publicly disclose its recommendation of a Target Acquisition Proposal); (iv) Target shall have entered into any binding letter of intent or similar document or any agreement, contract or commitment accepting any Target Acquisition Proposal; (v) a tender or exchange offer relating to securities of Target shall have been commenced by a person unaffiliated with Parent, and Target shall not have sent to its securityholders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published sent or given, a statement that Target recommends rejection of such tender or exchange offer; or (vi) Target shall have breached the terms of Section 6.5 hereof.

8.2                                 Notice of Termination; Effect of Termination.  Any termination of this Agreement pursuant to Section 8.1 hereof shall be effective immediately upon the delivery of written notice of the terminating party to the other party hereto.  In the event of the termination of this Agreement pursuant to Section 8.1 hereof, this Agreement shall be of no further force or effect, except (i) as set forth in Section 6.4(b), this Section 8.2, Section 8.3 and Article IX hereof, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party hereto from Liability for any intentional breach of this Agreement.

8.3                                 Fees and Expenses.

(a)                                  General.  Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Parent and Target shall share equally all fees and expenses, other than attorneys’ and accountants’ fees and expenses, incurred in connection with the filing of the pre-merger notification and report forms under the HSR Act, if such filing is required.

(b)                                 Target Payments.

(i)                                     Target shall pay to Parent in immediately available funds, within one (1) business day after notice of termination is delivered, an amount equal to Five Hundred Thousand Dollars ($500,000) (the “Target Termination Fee”) if this Agreement is terminated by Parent pursuant to Section 8.1(h) hereof.

(ii)                                  Target shall pay to Parent in immediately available funds, within two (2) business days after demand by Parent, an amount equal to Two Hundred Thousand Dollars ($200,000) if this Agreement is terminated by Parent pursuant to Section 8.1(d) hereof on the basis of the failure of the stockholders of Target to adopt and approve this Agreement and approve the Merger; provided, however, that Target shall not be required to make the foregoing payment in the event that Target has paid the Target Termination Fee to Parent pursuant to Section 8.3(b)(iii) hereof.

(iii)                               Target shall pay Parent in immediately available funds, within two (2) business days after demand by Parent, an amount equal to Two Hundred Thousand Dollars ($200,000) (less any amounts previously paid or payable by Target pursuant to Section 8.3(b)(ii) hereof), if this Agreement is terminated by Parent or Target, as applicable, pursuant to Section 8.1(b) or Section 8.1(d) hereof as a result of Target’s failure to obtain the required approvals of the stockholders of Target and any of the following shall occur:

(1)                                  if following the date hereof and prior to the termination of this Agreement, a third party has publicly announced a Target Acquisition Proposal and within twelve (12) months following the termination of this Agreement a Target Acquisition (as defined below) is consummated; or

(2)                                  if following the date hereof and prior to the termination of this Agreement, a third party has publicly announced a Target Acquisition Proposal and within twelve (12) months following the termination of this Agreement Target enters into an agreement or letter of intent providing for a Target Acquisition.

(iv)                              Target acknowledges that the agreements contained in this Section 8.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would have not entered into this Agreement.  Accordingly, if Target fails to pay in a timely manner the amounts due pursuant to this Section 8.3(b) and, in order to obtain such payment, Parent makes a claim that results in a judgment against Target for the amounts set forth in this Section 8.3(b), Target shall pay to Parent its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 8.3(b) at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made.

(v)                                 For the purposes of this Section 8.3, “Target Acquisition” means any of the following transactions (other than the transactions contemplated by this Agreement): (A) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving Target pursuant to which the stockholders of Target immediately preceding such transaction hold less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction, (B) a sale or other disposition by Target of assets representing in excess of fifty percent (50%) of the aggregate fair market value of Target’s assets immediately prior to such sale, or (C) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by Target), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of fifty percent (50%) of the voting power of the then outstanding shares of capital stock of Target.

(c)                                  Parent Payments.

(i)                                     Parent shall pay to Target in immediately available funds, within one (1) business day after notice of termination is delivered, an amount equal to Five Hundred Thousand Dollars ($500,000) (the “Parent Termination Fee”) if this Agreement is terminated by Target pursuant to Section 8.1(g) hereof.

(ii)                                  Parent shall pay to Target in immediately available funds, within two (2) business days after demand by Parent, an amount equal to Two Hundred Thousand Dollars ($200,000) if this Agreement is terminated by Target pursuant to Section 8.1(d) hereof on the basis of the failure of the stockholders of Parent to approve the issuance of shares of Parent Common Stock in connection with the Merger.

(iii)                               Parent acknowledges that the agreements contained in this Section 8.3(c) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Target would not have entered into this Agreement.  Accordingly, if Parent fails to pay in a timely manner the amounts due pursuant to this Section 8.3(c) and, in order to obtain such payment, Target makes a claim that results in a judgment against Parent for the amounts set forth in this Section 8.3(c), Parent shall pay to Target its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 8.3(c) at the prime rate of The Chase Manhattan Bank in effect on the date such payment was required to be made.

ARTICLE IX
GENERAL PROVISIONS

9.1                                 Non-Survival of Representations and Warranties.  The representations and warranties of Target, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall survive the Effective Time.

9.2                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

(a)                                  if to Parent or Merger Sub, to:

NutraCea
1261 Hawk’s Flight Court
El Dorado Hills, CA 95762
Attention:  Chief Executive Officer
Telephone No.: (916) 933-7000
Facsimile No.: (916) 933-7001

with copies to:

Weintraub Genshlea Chediak Sproul
400 Capitol Mall, 11th Floor
Sacramento, California 95814
Attention:  Christopher Chediak, Esq.
Telephone No.: (916) 558-6000
Facsimile No.: (916) 446-1611

(b)                                 if to Target (prior to the Effective Time), to:

The RiceX Company
1241 Hawk’s Flight Court
El Dorado Hills, CA 95762
Attention: Chief Executive Officer
Telephone No.:  (916) 933-3000
Facsimile No.:  (916) 933-3232

with a copy to:

Downey Brand LLP
555 Capitol Mall, 10th Floor
Sacramento, California 95814
Attention:  Jeffrey Koewler, Esq.
Telephone No.:  (916) 444-1000
Facsimile No.:  (916) 444-2100

9.3                                 Interpretation.  For the purposes hereof, when any fact is stated to be to the “knowledge of Target” or words of similar impact, this shall mean the actual knowledge, as of the date hereof, of the existence or non-existence of such fact by Mr. Todd Crow or Mr. Ike Lynch.  For purposes hereof, when any fact is stated to be to the “knowledge of Parent” or words of similar impact, this shall mean the actual knowledge, as of the date hereof, of the existence or non-existence of such fact by Mr. Bradley Edson or Ms. Patricia McPeak.  When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”  The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity.

9.4                                 Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one (1) or more counterparts have been signed by each of the parties and delivered to the other party or parties hereto, it being understood that all parties hereto need not sign the same counterpart.

9.5                                 Entire Agreement.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Target Schedules and the Parent Schedules (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement, and (ii) are not intended to confer upon any other person any rights or remedies hereunder, except as set forth herein.

9.6                                 Severability.  In the event that any term of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such term to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto.  The parties hereto further agree to replace such void or unenforceable term of this Agreement with a valid and enforceable term that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable term.

9.7                                 Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the terms of this Agreement were not performed in accordance with its specific terms or were otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

9.8                                 Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

9.9                                 Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

9.10                           Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the parties hereto.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.11                           Amendment.  Subject to applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

9.12                           Extension; Waiver.  At any time prior to the Effective Time, any party hereto may, to the extent legally permitted, (i) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

9.13                           WAIVER OF JURY TRIAL.  EACH OF PARENT, TARGET AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, TARGET OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Parent, Merger Sub and Target have caused this Agreement to be executed by their respective officers thereunto duly authorized, each as of the date first written above.

NUTRACEA

By:	/s/ Patricia McPeak
Patricia McPeak, Chief Executive Officer

By:	/s/ Bradley Edson
Bradley Edson, President

RED ACQUISITION CORPORATION

By:	/s/ Bradley Edson
Bradley Edson, President

THE RICEX COMPANY

By:	/s/ Ike E. Lynch
Ike E. Lynch, Chief Executive Officer

By:	/s/ Todd C. Crow
Todd C. Crow, Chief Financial Officer

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION